                                                                  Exhibit 10.2
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                              CONCOURSE OFFICE PARK

                             OFFICE LEASE AGREEMENT


                                     BETWEEN


                         CARTER-CROWLEY PROPERTIES, INC.
                                   AS LANDLORD


                                       AND


                                   PRONET INC.
                                    AS TENANT

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

                                TABLE OF CONTENTS
                                -----------------


                                                                  Page No.
                                                                  --------


1.   DEFINITIONS...................................................   1
     (a)  "Building"...............................................   1
     (b)  "Premises"...............................................   1
     (c)  "Base Rental"............................................   1
     (d)  "Commencement Date"......................................   1
     (e)  "Lease Term".............................................   1
     (f)  "Lease Year".............................................   1
     (g)  "Security Deposit".......................................   1
     (h)  "Expense Stop"...........................................   1
     (i)  "Basic Operating Costs"..................................   1
     (j)  "Tenant's Share".........................................   1
     (k)  "Common Areas"...........................................   1
     (l)  "Service Areas"..........................................   2
     (m)  "Rentable Area"..........................................   2
     (n)  "Normal Business Holidays"...............................   2
     (o)  "Normal Business Hours"..................................   2
     (p)  "Initial Improvements"...................................   2
     (q)  "Building Standard"......................................   2
     (r)  "Ready for Occupancy"....................................   2
     (s)  "Complex"................................................   2
     (t)  "Broker".................................................   2
     (u)  "Substantially Complete".................................   2
     (v)  "Punchlist Items"........................................   2

2.   LEASE GRANT...................................................   2

3.   LEASE TERM....................................................   2

4.   USE...........................................................   3

5.   PAYMENT OF RENT...............................................   3

6.   BASIC OPERATING COSTS.........................................   3

7.   LATE PAYMENTS.................................................   5

8.   [Intentionally Deleted].......................................   5

9.   SERVICES TO BE FURNISHED BY LANDLORD..........................   6

10.  GRAPHICS......................................................   7

11.  COST OF IMPROVEMENTS..........................................   7

12.  REPAIR AND MAINTENANCE BY LANDLORD............................   8

13.  MAINTENANCE BY TENANT.........................................   8

14.  REPAIRS BY TENANT.............................................   8

15.  ALTERATIONS, ADDITIONS, IMPROVEMENTS..........................   8

16.  LAWS AND REGULATIONS; DISABILITY LAWS; BUILDING RULES.........   8

17.  ENTRY BY LANDLORD.............................................   9

18.  ASSIGNMENT AND SUBLETTING.....................................   9

19.  MECHANIC'S LIENS..............................................   11


                                        i

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20.  PROPERTY INSURANCE............................................   11

21.  LIABILITY INSURANCE...........................................   12

22.  INDEMNITY.....................................................   12

23.  WAIVER OF SUBROGATION RIGHTS..................................   13

24.  CASUALTY DAMAGE...............................................   13

25.  CONDEMNATION..................................................   14

26.  DAMAGES FROM CERTAIN CAUSES...................................   14

27.  EVENTS OF DEFAULT/REMEDIES....................................   14

28.  DEFAULT BY LANDLORD...........................................   16

29.  QUIET ENJOYMENT...............................................   16

30.  [Intentionally Deleted].......................................   16

31.  HOLDING OVER..................................................   16

32.  CHANGE OF BUILDING NAME OR COMMON AREAS.......................   16

33.  SUBORDINATION TO MORTGAGE; ESTOPPEL AGREEMENT.................   16

34.  [Intentionally Deleted].......................................   17

35.  ATTORNEY'S FEES...............................................   17

36.  NO IMPLIED WAIVER.............................................   17

37.  INDEPENDENT OBLIGATIONS.......................................   17

38.  RECOURSE LIMITATION...........................................   18

39.  NOTICES.......................................................   18

40.  SEVERABILITY..................................................   18

41.  RECORDATION...................................................   18

42.  GOVERNING LAW.................................................   18

43.  FORCE MAJEURE.................................................   18

44.  TIME OF PERFORMANCE...........................................  18

45.  TRANSFERS BY LANDLORD.........................................   18

46.  COMMISSIONS...................................................   18

47.  EFFECT OF DELIVERY OF THIS LEASE..............................   18

48.  WAIVER OF WARRANTIES AND ACCEPTANCE OF CONDITION..............   18

49.  MERGER OF ESTATES.............................................   19

50.  SURVIVAL OF COVENANTS.........................................   19

51.  HEADINGS......................................................   19

52.  ENTIRE AGREEMENT; AMENDMENTS..................................   19


                                       ii

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53.  EXHIBITS......................................................   19

54.  JOINT AND SEVERAL LIABILITY...................................   19

55.  MULTIPLE COUNTERPARTS.........................................   20

                              CONCOURSE OFFICE PARK
                             OFFICE LEASE AGREEMENT
                             ----------------------


     THIS OFFICE LEASE AGREEMENT ("Lease") is executed effective as of April 7, 1995, between CARTER-CROWLEY PROPERTIES, INC., a Texas corporation ("Landlord"), and ProNet Inc., a Delaware corporation ("Tenant").


                              W I T N E S S E T H:


     1. DEFINITIONS. As used in this Lease, the following terms shall have the meanings set forth below:

          (a) "Building" shall mean the office building located upon the real property ("Property") described in EXHIBIT "A" and having a street address of 6340 LBJ Freeway, Dallas, Texas 75240. The Rentable Area of all buildings within the Complex is hereby stipulated and agreed for all purposes to be 244,879 square feet.

          (b) "Premises" shall mean the suite of offices, known as Suites No. 100 and 200, located upon the 1st and 2nd floors of the Building and outlined on the floor plan(s) attached to this Lease as EXHIBIT "B." The Rentable Area of the Premises is hereby stipulated and agreed for all purposes to be 27,150 square feet, irrespective of whether the same should be more or less as a result of variations resulting from actual construction and completion of the Premises for occupancy.

          (c) "Base Rental" shall mean an annual sum of $ SEE PAGE 1-A , payable in monthly installments of $ SEE PAGE 1-A , plus the amounts specified in SECTION 6. The Base Rental for any partial month at the beginning of the Lease Term shall be pro-rated and paid at the rental rate applicable during the first full month of the Lease Term. Any such pro-rated Base Rental shall be due upon receipt of an invoice from Landlord. The Base Rental due for the first
(1st) full month of the Lease Term shall be deposited with Landlord by Tenant contemporaneously with the delivery by Tenant to Landlord of this Lease.

          (d) "Commencement Date" shall mean the earlier of (i) the date that Tenant actually occupies the Premises for the conduct of its business, or (ii) the later of (A) October 1, 1995, or (B) the date fifteen (15) business days after the date on which the Premises are Ready for Occupancy.

          (e) "Lease Term" shall mean a term commencing on the Commencement Date and continuing for the remainder of the month containing the Commencement Date and then for five (5) Lease Years. If the Commencement Date occurs on the first day of the month, the first Lease Year shall begin on the Commencement Date.

          (f) "Lease Year" shall mean a period of twelve (12) consecutive calendar months. The first Lease Year shall begin on the 1st day of the month following the Commencement Date unless the Commencement Date occurs on the 1st day of a month, in which event the first Lease Year shall begin on the Commencement Date.

          (g)  "Security Deposit" shall mean the sum of $ -0-.

          (h) "Expense Stop" shall mean the greater of (i) the actual basic Operating Costs for the Complex for calendar year 1995, or (ii) the product found by multiplying the total Rentable Area of the Complex by $5.00.

          (i) "Basic Operating Costs" shall have the meaning given to such term in SECTION 6.

          (j) "Tenant's Share" shall mean eleven and 09/100 percent (11.09%) which is the proportion which the Rentable Area of the Premises bears to one hundred percent (100%) of the Rentable Area of all buildings within the Complex.

          (k) "Common Areas" shall mean those areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas, and lobby areas (whether at ground level or otherwise), and other similar facilities provided for the common use or benefit of all tenants generally and/or the public (but shall not include any such areas for the exclusive use of a particular tenant or any parking facilities).

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                              Base Rental Schedule
                              --------------------


                       Rate Per Square
                           Foot of             Annual             Monthly
     Lease Year         Rentable Area            Sum            Installment
          1                $ 10.50          $ 285,075.00        $ 23,756.25
          2                $ 10.50          $ 285,075.00        $ 23,756.25
          3                $ 11.25          $ 305,437.50        $ 25,453.13
          4                $ 11.25          $ 305,437.50        $ 25,453.13
          5                $ 11.25          $ 305,437.50        $ 25,453.13


                                      -1A-

          (l) "Service Areas" shall mean those areas within the outside walls used for elevator mechanical rooms, building stairs, elevator shafts, flues, vents, stacks, pipe shafts and other vertical penetrations (but shall not include any such areas for the exclusive use of a particular tenant).

          (m) "Rentable Area" of the Premises shall mean (1) the "Usable Area" within the Premises (i.e., the gross area enclosed by the surface of the exterior glass walls, the mid-point of any walls separating portions of the Premises from those of adjacent tenants, the slab penetration line of all walls separating the Premises from Service Areas and the corridor side of walls separating the Premises from Common Areas) plus (2) a pro rata part of the Common Areas within the Building, including the area encompassed by any columns or other structural elements which provide support to the Premises and/or the Building. Rentable Area shall not include any Service Areas, except Service Areas which are for the specific use of Tenant, such as special stairs or elevators.

          (n) "Normal Business Holidays" means New Years Day, Memorial Day, July 4th (Independence Day), Labor Day, Thanksgiving, Christmas Day and any other day which shall be subsequently recognized by office tenants generally as a national holiday on which employees are not required to work.

          (o) "Normal Business Hours" for the Building shall mean 7:00 a.m. to 6:00 p.m. Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of Normal Business Holidays.

          (p) "Initial Improvements" shall mean those improvements to the Premises which Landlord has agreed to provide according to the work letter attached to this Lease as EXHIBIT "D" ("Work Letter").

          (q) "Building Standard" shall mean the level of service or type of equipment standard in the Building or the type, brand and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building. A list of the current Building Standard materials is attached to this Lease as EXHIBIT "F".

          (r) "Ready for Occupancy" shall mean a Certificate of Occupancy (or its equivalent) has been issued for the Premises and the Initial Improvements are Substantially Complete (as defined below).

          (s) "Complex" shall mean the Property, all buildings located upon the Property and the Parking Garage (as defined in EXHIBIT "E").

          (t) "Broker" shall mean The Staubach Company (Elysia Holt and Kelley Kackley).

          (u) "Substantially Complete" shall mean that (i) the Initial Improvements have been completed in substantial accordance with the Plans and Specifications (excluding Punchlist Items), (ii) all fire alarms, smoke detectors, exit lights and life safety equipment have been installed and are operational, (iii) all elevators, HVAC systems, utilities, plumbing, doors and hardware have been installed and are in working order, and (iv) the Premises is capable of being occupied for its intended purpose. In the event of any dispute between Landlord and Tenant relating to whether the Initial Improvements are Substantially Complete, or relating to what Punchlist Items or other work is required to finally complete construction in accordance with the Plans and Specifications, the decision of the architect that prepared the Plans and Specifications, certified by such architect as having been determined in good faith and in accordance with professional industry standards, shall be controlling absent manifest error. The party to this Lease that engaged the architect that prepared the Plans and Specifications shall use its best efforts to cause such architect to timely render a decision in accordance with the standards described in the preceding sentence.

          (v) "Punchlist Items" shall mean touch-up, minor finish, mechanical adjustment, or decoration items that do not unreasonably interfere with occupancy of the Premises by Tenant.

     2. LEASE GRANT. Upon the terms of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises.

     3.   LEASE TERM.

          (a) This Lease shall continue in force during a period beginning on the effective date of this Lease (though no Rent shall accrue until the Commencement Date) and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision hereof.

          (b) If the Commencement Date is delayed due to omission, delay or default by Tenant or anyone acting under or for Tenant (a "Tenant Delay"), Landlord shall have no liability for such delay, and the obligations of Tenant under this Lease (including, without limitation, the obligation to pay Rent) shall nonetheless commence as of the date that the Commencement Date would have occurred but for such Tenant Delay. If, however, the Commencement Date is delayed due to any reason other than a Tenant Delay, then, as Tenant's sole remedy for the delay in Tenant's occupancy of the Premises, the Commencement Date shall be delayed and the Rent herein provided shall not commence until the earlier to occur of (i) the date of actual occupancy by Tenant of the Premises, or (ii) the date five (5) business days following the date on which the Premises are Ready for Occupancy. Notwithstanding anything contained herein to the contrary, in the event the Premises are not Ready for Occupancy within one hundred eighty (180) days after final approval of the Plans and Specifications (as extended by each day of delay attributable to Tenant Delay), Landlord shall provide Tenant with a credit against the first Rent due hereunder equal to $1,000.00 per each day of delay until the Premises are Ready for Occupancy.

     4. USE. The Premises shall be used for office purposes and radio/electronics light assembly and repair and for no other purpose.

     5. PAYMENT OF RENT. The term "Rent" shall mean, collectively, the Base Rental, the Tenant's Share of any increases in Basic Operating Costs as provided in SECTION 6, and all other sums of money becoming due and payable to Landlord under this Lease. Except as otherwise expressly provided in this Lease, the Rent shall be due and payable to Landlord in advance in monthly installments on the first day of each calendar month during the Lease Term, in legal tender of the United States of America, at Landlord's address as provided on the signature page of this Lease or to such other person or at such other address as Landlord may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction or offset, except as otherwise expressly provided in this Lease. If the Lease Term commences on other than the first day of a calendar month, then the installment of Base Rental for such partial month shall be prorated as provided in SECTION 1(c). If the Lease Term commences or ends at any time other than the first day of a calendar year, the Tenant's Share of any increases in the Basic Operating Costs shall be prorated for such year according to the number of days of the Lease Term during such year.

     6.   BASIC OPERATING COSTS.

          (a) In addition to the Base Rental, Tenant shall also pay Tenant's Share of the amount, if any, by which the Basic Operating Costs during any calendar year of the Lease Term exceed the Expense Stop. Prior to the commencement of each calendar year during the Lease Term, Landlord may, at its option, provide Tenant with a then current estimate of Basic Operating Costs for the upcoming calendar year, and thereafter Tenant shall pay, as additional rental, in monthly installments in accordance with SECTION 5, Tenant's Share of the difference between Landlord's estimate of the Basic Operating Costs for the calendar year in question and the Expense Stop. The failure of Landlord to estimate Basic Operating Costs and bill Tenant on a monthly basis shall in no event relieve Tenant of its obligation to pay the Tenant's Share of increases in Basic Operating Costs over the Expense Stop. Notwithstanding anything contained in this SECTION 6(a) to the contrary, Tenant's obligation for the payment of "Controllable Basic Operating Costs" shall be capped so as not to exceed an aggregate annual increase from the Base Year in excess of eight percent (8%) per annum. As used herein, the term "Controllable Basic Operating Costs" shall mean all Basic Operating Costs except those described in paragraphs (3),
(5), (6) and (10) of Section 6(c) hereof and the amortization of the cost of installation of capital investment items required by governmental authority.

          (b) By June 1 of each calendar year following the calendar year containing the Commencement Date (including the calendar year following the year in which the Lease Term is terminated), or as soon thereafter as possible, Landlord shall furnish to Tenant a statement of actual Basic Operating Costs for the prior calendar year, and within thirty (30) days thereafter an appropriate adjustment shall be made between Landlord and Tenant to reflect any overpayment or underpayment of Basic Operating Costs for the prior calendar year because of any difference between the amount, if any, collected by Landlord from Tenant for Tenant's Share of Basic Operating Costs and the actual amount of Tenant's Share of Basic Operating Costs. In the event of an underpayment by Tenant, Tenant shall pay the amount of suds underpayment to Landlord within thirty (30) days following delivery of such statement. In the event of an overpayment by Tenant, Landlord hall, if no Event of Default exists hereunder, make a cash payment to Tenant in the amount of such overpayment, or, if an Event of Default exists hereunder, credit such overpayment against delinquent Rent and make a cash payment to Tenant for the balance.

          (c) "Basic Operating Costs" shall mean all direct and, to the extent provided in subsection (c)(1) below, indirect costs and expenses incurred in each calendar year of operating, maintaining, repairing, managing and owning the Complex, including without limitation, the following:

               (1) Wages and salaries of all employees at the grade of building manager and below engaged in the direct operation and maintenance of the Complex, employer's social security taxes, unemployment taxes or insurance and any other taxes which may be levied on such wages and salaries, and the cost of disability and hospitalization insurance and pension or retirement benefits for such employees; provided, however, with respect to employees engaged in the operation and maintenance of other buildings owned by Landlord (or an affiliate of Landlord) other than the Complex, such items shall be fairly apportioned among all such buildings;

               (2) Cost of leasing or purchasing all supplies, tools, equipment and materials used in the operation, maintenance, repair and management of the Complex;

               (3) Cost of all utilities for the Complex, including the cost of water and power, sewage, heating, lighting, air conditioning and ventilation for the Complex;

               (4) Cost of all maintenance and service agreements for the Complex and surrounding grounds, including, but not limited to, janitorial service, security service, equipment leasing, energy management system leasing, landscape maintenance, alarm service, window cleaning and elevator maintenance;

               (5) Cost of all insurance relating to the Complex, including, but not limited to, fire and extended coverage insurance, rental interruption insurance and liability insurance applicable to the Complex and Landlord's personal property used in connection therewith, plus the cost of all deductible payments made by Landlord in connection therewith (but only to the extent not already deducted as a Basic Operating Cost);

               (6) All taxes and assessments and governmental charges, whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Complex or by others, subsequently created or otherwise and any other taxes, association dues and assessments attributable to the Complex or its operation, excluding, however, federal and state income taxes, franchise taxes, inheritance, estate, gift, corporation, net profits or any similar tax for which Landlord becomes liable and/or which may be imposed upon or assessed against Landlord;

               (7) Cost of repairs and general maintenance for the Complex (excluding such repairs and general maintenance paid by insurance proceeds or by Tenant or other third parties);

               (8) Legal expenses incurred with respect to the Complex which relate directly to the operation of the Complex (and not the leasing, sale or financing of the Complex) and which benefit all of the tenants of the Complex generally, such as legal proceedings to abate offensive activities or uses or reduce property taxes, but excluding any proceedings to collect Rent;

               (9) Fees for management services, whether provided by an independent management company, by Landlord or by any affiliate of Landlord, but only to the extent that the costs of such services do not exceed competitive costs for such services in the Dallas area office market generally;

               (10) Expenses incurred in order to comply with any federal, state or municipal laws, codes or ordinances, or regulations promulgated under any of the same, which first become applicable to the Complex after the date of this Lease;

               (11) Amortization of the cost of installation of capital investment items which are primarily for the purpose of either (i) reducing (or avoiding increases in) operating costs (but only to the extent of any actual savings), (ii) promoting safety, or (iii) which may be required in order to comply with any federal, state or municipal laws, codes or ordinances, or regulations promulgated under the same, which first become applicable to the Complex after the date of this Lease. All costs of such capital investment items shall be amortized over the reasonable life of such items with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the remaining useful life of the Building; and

               (12) Costs of ad valorem tax consultants.

          (d) Notwithstanding anything to the contrary in this Lease, Basic Operating Costs shall not include any expenses or costs for the following items:

               (1) Except as provided in subsection (c)(11) above, costs that under generally accepted accounting principles are classified as capital expenditures, and related amortization thereof;

               (2) Except as provided in subsection (c)(11) above, depreciation or amortization of the Building or its contents or components;

               (3) Expenses for the preparation of space (including tenant finish out costs) or other similar type work which Landlord performs for any tenant or prospective tenant of the Building;

               (4) Expenses incurred in leasing or obtaining new tenants or retaining existing tenants, including, but not limited to, leasing commissions;

               (5) Except as provided in subsection (c)(8) above, legal expenses;

               (6) Interest, amortization or other costs associated with any mortgage, loan or refinancing of the Complex;

               (7)  Any ground rent incurred for the Complex; and

               (8) Any costs or expenses incurred primarily for the purpose of complying with the Americans With Disabilities Act of 1990 or Tex. Civ. Stat. Ann. art. 9102 (collectively, the "Disability Laws").

          (e) Tenant, at Tenant's expense, shall have the right, no more frequently than once per calendar year, following thirty (30) days' prior written notice to Landlord, to audit Landlord's books and records relating to Basic Operating Costs; provided that such audit must be commenced and concluded by December 31 of the year following the year to which such audit relates; and provided further that such audit does not unreasonably interfere with the conduct of Landlord's business. Unless Landlord disputes the results of such audit, an appropriate adjustment shall be made between Landlord and Tenant to reflect any overpayment or underpayment of Basic Operating Costs within thirty
(30) days after delivery of such audit to Landlord. In the event of an overpayment by Tenant, Landlord shall, if no Event of Default exists hereunder, make a cash payment to Tenant in the amount of such overpayment, or, if an Event of Default exists hereunder, credit such overpayment against delinquent Rent and make a cash payment to Tenant for the balance. In the event Landlord disputes the results of any such audit, the parties shall in good faith attempt to resolve any discrepancies and final settlement shall be made within ten (10) days thereafter. If the parties are unable to resolve any discrepancy, any sum on which there is no longer dispute shall be paid and any remaining discrepancies shall be referred to a mutually satisfactory third party certified public accountant for final resolution. The cost of such certified public accountant shall be split equally between Landlord and Tenant.

          (f) Nothing in this SECTION 6 shall be construed at any time to reduce the Base Rental below the amount set forth in SECTION 1(c) above.

     7.   LATE PAYMENTS.

          (a)  In the event any installment of Rent is not received within five
(5) days after the date due more than twice during the preceding twelve (12) month period (without in any way implying Landlord's consent to such late payment), Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of Rent, a late payment charge equal to two and one-half percent (2 1/2%) of the installment of Rent due, it being understood that said late payment charge shall be for the purpose of reimbursing Landlord for the additional costs and expenses which Landlord presently expects to incur in connection with the handling and processing of late payments. In the event of any such late payment(s) by Tenant, the additional costs and expenses so resulting to Landlord will be difficult to ascertain precisely and the foregoing charge constitutes a reasonable and good faith estimate by the parties of the extent of such additional costs and expenses. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any other rights or remedies granted hereunder.

          (b) In addition to and cumulative of the foregoing, all Rent, if not paid within thirty (30) days of the date due, shall, at the option of Landlord, and to the extent permitted by law, bear interest from the date due until paid at the lesser of (i) the rate of fourteen percent (14%) per annum and (ii) the maximum rate of interest then permissible for a commercial loan to Tenant in the State of Texas (the "Default Rate").

     8.   [Intentionally Deleted]

     9. SERVICES TO BE FURNISHED BY LANDLORD. So long as no Event of Default exists under this Lease, Landlord agrees to furnish Tenant the following services:

          (a) Facilities for hot and cold water at those points of supply provided for general use of other tenants in the Building, and central heat and air conditioning in season, during Normal Business Hours, at such temperatures and in such amounts as are considered to be standard for similar class office buildings within a three (3) mile radius of the Building or as required by governmental authority (including energy conservation requirements).

          (b) Routine maintenance and electric lighting service for all Common Areas and Service Areas of the Building in the manner and to the extent deemed by Landlord to be standard.

          (c) Janitor service, five (5) days per week, exclusive of Normal Business Holidays at least consistent with the level of janitorial service provided in similar class office buildings within a three (3) mile radius of the Building.

          (d) All Building Standard florescent and incandescent bulb and ballast replacement in the Premises, the Common Areas and the Service Areas.

          (e) Limited access to the Building during other than Normal Business Hours through the use of master entry cards and/or keys. Tenant shall receive one (1) master entry card and/or key for each two hundred and fifty (250) square feet of Rentable Area in the Premises. Tenant shall reimburse Landlord for the cost of each additional card and/or key and for each replacement card and/or key for any card and/or key lost by or stolen from Tenant. The cost of additional keys shall be $3.50 per key and the cost of additional cards shall be $10.00 per card. Tenant further agrees to surrender all master entry cards and/or keys in its possession upon the expiration or earlier termination of this Lease. Any lost cards and/or keys shall be canceled. In addition, as long as Carter-Crowley Properties, Inc. or any affiliate thereof owns the Complex, Landlord shall provide a security guard to patrol the Complex during the hours of 4:30 p.m. - 9:00 p.m., Monday - Friday (excluding Normal Business Holidays). LANDLORD SHALL HAVE NO LIABILITY TO TENANT, ITS EMPLOYEES, AGENTS, CONTRACTORS, INVITEES, OR LICENSEES FOR LOSSES DUE TO THEFT OR BURGLARY (OTHER THAN THEFT OR BURGLARY COMMITTED BY EMPLOYEES OF LANDLORD), OR FOR DAMAGES DONE BY UNAUTHORIZED PERSONS ON THE PREMISES OR THE COMPLEX, EXCEPT TO THE EXTENT ATTRIBUTABLE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY EMPLOYEE OF LANDLORD. Tenant shall cooperate fully in Landlord's efforts to control access in the Building and shall follow all regulations promulgated by Landlord with respect thereto which are adopted in accordance with EXHIBIT "C". TENANT MAY, AT ITS SOLE COST AND EXPENSE, MODIFY THE EXISTING SECURITY SYSTEM AT THE BUILDING AND/OR INSTALL ITS OWN SECURITY SYSTEM IN THE BUILDING; PROVIDED, HOWEVER, TENANT SHALL NOT HAVE THE RIGHT TO REMOVE TENANT'S EXISTING SECURITY SYSTEM AND WILL REPAIR ANY DAMAGE TO SUCH SYSTEM CAUSED BY TENANT. IF TENANT MODIFIES THE EXISTING SYSTEM OR INSTALLS A NEW SYSTEM, LANDLORD SHALL HAVE NO RESPONSIBILITY FOR THE MONITORING OR REPAIR OF SUCH SYSTEM OR FOR ANY FAILURE OF SUCH SYSTEM. TENANT SHALL FURTHER HAVE THE RIGHT TO LIMIT ACCESS TO CERTAIN PORTIONS OF THE PREMISES AS LONG AS LANDLORD MAY ALWAYS IMMEDIATELY ACCESS SUCH PORTIONS OF THE PREMISES IN THE EVENT OF AN EMERGENCY.

          (f) Electricity and proper facilities to furnish (i) Building Standard lighting and cooling and (ii) sufficient electrical power for normal office machines (including electric typewriters, desk-top computer facilities and desk-top word processing facilities) and other machines of similar electrical consumption ("Miscellaneous Power"), provided that Tenant's Miscellaneous Power requirements shall not exceed six (6) watts per square foot of connected load and two (2) watts per square foot of demand load, or require a voltage greater than 120/208 volts 3-phase (the "Building Standard Electrical Design Load"). In the event Landlord determines that Tenant will require, or is consuming, special lighting or cooling in excess of Building Standard or Miscellaneous Power in excess of the Building Standard Electrical Design Load,
(i) Tenant shall reimburse Landlord for the cost of any additional equipment, such as transformers, risers and supplemental air conditioning equipment, which Landlord's engineer reasonably deems necessary to accommodate such above standard consumption (without implying any obligation on the part of Landlord to accommodate such use), and (ii) Landlord may install separate meters to all or a portion of the Premises at the cost of Tenant. In the event separate utility meters are provided to the Premises, Landlord may elect to have all charges for the utilities separately metered to the Premises billed directly to Tenant and Landlord shall make a corresponding adjustment to Tenant's Share of Basic Operating Costs.

          (g) Passenger elevator service for ingress to and egress from the floor(s) upon which the Premises are situated, twenty-four (24) hours a day, seven (7) days a week (however, all of the foregoing shall be subject to the Rules and Regulations for the Building and temporary cessation for ordinary repair and maintenance and during times when life safety systems override normal Building operating systems).

          (h) The unintentional failure by Landlord to any extent to furnish services hereunder or any cessation thereof shall not render Landlord liable in any respect for damages (including, without limitation, business interruption) to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any of such services be interrupted, Landlord shall use reasonable diligence to restore the same promptly, but Tenant shall have no claim for rebate of Rent, damages or eviction on account thereof. Notwithstanding the foregoing, subject to SECTION 24 (Casualty Damage) and
SECTION 25 (Condemnation), if any portion of the Premises becomes unfit for occupancy because Landlord fails to deliver any service required under this
SECTION 9 for any period exceeding five (5) consecutive business days, and provided such failure is not caused by Tenant or any Tenant Related Party (as defined in SECTION 22), Landlord shall allow Tenant an equitable abatement of Rent (based on the severity of the interruption and the amount of space unfit for occupancy) effective from the fifth business day following the earlier to occur of (i) the date on which Tenant first provided Landlord with written notice of the interruption of such service, and (ii) the date on which Landlord first acquired actual knowledge of the interruption of such service, until such portion of the Premises is again fit for occupancy. In addition, subject to
SECTION 24 (Casualty Damage) and SECTION 25 (Condemnation), if for any reason other than the gross negligence or willful misconduct of Tenant or any employee, officer, contractor, agent, subtenant, guest, licensee or invitee of Tenant, any of such services are interrupted and as a consequence thereof the Premises are rendered untenantable for sixty (60) consecutive days, and if Tenant does not conduct its normal business in the Premises during such sixty-day period, Tenant may, at its option, at any time within sixty (60) days thereafter, terminate this Lease by written notice to Landlord.

          (i) Heating and air conditioning during other than Normal Business Hours shall be provided through a mechanism controlled by Tenant. The electrical power necessary to provide such after-hours HVAC service shall be separately metered and paid directly by Tenant.

          (j) In the event Landlord agrees to provide any additional services at the specific request of Tenant, without implying any obligation on the part of Landlord) to do so, the provision of such services shall, unless otherwise specifically agreed in writing, be subject to the availability of building personnel, and, if the provision of any such service requires Landlord to incur out-of-pocket cost, Tenant shall reimburse Landlord for the actual cost of providing such service (plus an administrative charge equal to five percent (5%) of cost) within ten (10) days following receipt of invoice. Unless Landlord has agreed with Tenant to the contrary in writing, Landlord may discontinue the provision of such additional service at any time upon thirty (30) days advance written notice (or immediately upon the occurrence of an Event of Default).

     10.  GRAPHICS.

          (a)  Landlord shall, at Landlord's sole cost, provide and install one
(1) Building Standard identification sign per floor within the Premises and add Tenant's name and suite number to the Building directory in the lobby (the "Base Building Signage"). Any other signage requested by Tenant in addition to the Base Building Signage shall be subject to the prior approval of Landlord, which consent shall not be unreasonably withheld if (a) such graphics are not visible from the exterior of the Premises, (b) such graphics do not consist of neon or other lighted material, and (c) such graphics are in keeping with the quality of the standard Building graphics and shall be provided at the cost of Tenant (plus an administrative charge equal to five percent (5%) of cost to Landlord). All such additional signage shall be in the standard graphics for the Building and no others shall be used or permitted without Landlord's prior written consent. Tenant, at its sole cost and expense, shall remove all non-standard building signage upon the termination of this Lease and repair any damage caused by such removal.

          (b) Tenant shall have the right, at its sole cost and expense, to install signage on the exterior of the Building, subject to approval by Landlord of the size, style and location of such signage, such approval not to be unreasonably withheld or delayed. Landlord hereby approves the north side of the Building, east end, top of the Building as an acceptable location.

          (c) Subject to the approval of the City of Dallas, Landlord shall add the name and/or logo of Tenant to the remaining one-half (1/2) of the monument sign located near the main entrance of the Complex, the exact size, style, and cost of such sign to be mutually agreed to by Landlord and Tenant. Tenant shall reimburse Landlord for fifty percent (50%) of the cost of adding Tenant's name and/or logo to such monument sign; provided, however, Tenant may utilize any unused portion of the Construction Allowance to pay its portion of such cost. Tenant may use such remaining one-half (1/2) of the monument sign during the Lease Term.

     11. COST OF IMPROVEMENTS. Except for the Initial Improvements (which shall be governed by the Work Letter), all installations and improvements now or hereafter placed on the Premises at the request of Tenant shall be at Tenant's cost and if Landlord performs such installations or improvements on Tenant's behalf, such cost (plus a construction management fee equal to three percent (3%) of hard costs) shall be payable by Tenant to Landlord within ten
(10) days following Tenant's receipt of an invoice as additional Rent.

     12. REPAIR AND MAINTENANCE BY LANDLORD. Except as provided in SECTION 14 below, Landlord shall be responsible for the maintenance and repair of exterior and load-bearing walls, floors (but not floor coverings), mechanical, electrical, plumbing and HVAC systems and equipment which are Building Standard, the roof of the Building, the Common Areas (including restrooms located on any full floors leased by Tenant), the Service Areas and the Parking Garage. In no event shall Landlord be responsible for the maintenance or repair of improvements made by or at the request of Tenant which are not Building Standard. All requests for repairs must be submitted to Landlord in writing, except in the case of an emergency.

     13. MAINTENANCE BY TENANT. Tenant shall maintain the Premises in a clean and orderly condition and shall not commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease shall deliver up the Premises to Landlord in as good condition as at the Commencement Date, ordinary wear and tear and damage by fire or casualty loss (unless caused by Tenant) excepted.

     14. REPAIRS BY TENANT. Tenant shall, at Tenant's cost, repair or replace any damage to the Premises that is not caused by or the responsibility of Landlord and any damage to the Complex, or any part thereof, caused by Tenant or any employee, officer, contractor, agent, subtenant, guest, licensee or invitee of Tenant (except that with respect to any such damage outside of the Premises or below floor coverings, above ceilings or behind walls or columns, such damage shall be repaired by Landlord, but at the cost of Tenant (plus an administrative charge equal to ten percent (10%) of cost); provided if Tenant fails to make such repairs or replacements within thirty (30) days after receipt of written notice from Landlord, Landlord may, at Landlord's option, make such repairs or replacements at the cost of Tenant (plus an administrative charge equal to ten percent (10%) of cost). The cost of all repairs performed by Landlord pursuant to this SECTION 14 shall be payable by Tenant to Landlord within ten (10) days following Tenant's receipt of an invoice as additional Rent.

     15.  ALTERATIONS, ADDITIONS, IMPROVEMENTS.

          (a) Tenant will make no alteration, change, improvement, replacement or addition to the Premises (collectively, "Alterations"), without the prior written consent of Landlord. Landlord's consent shall not be unreasonably withheld with respect to interior Alterations which do not affect, in any way, the mechanical, electrical, plumbing, HVAC and/or structural components of the Building. Landlord may, at its option, require Tenant to submit plans and specifications to Landlord for approval prior to commencing any Alterations. All Alterations shall be done in a good and workmanlike manner and in compliance with all applicable laws and ordinances. Tenant shall require that any contractors used by Tenant carry a comprehensive liability (including builder's risk) insurance policy in such amounts as Landlord may reasonably require and provide proof of such insurance to Landlord prior to the commencement of any Alterations. All persons performing work in the Building at the request of Tenant shall register with the Building Manager prior to initiating any work.

          (b) Upon the termination of this Lease, Tenant may remove its trade fixtures, office supplies and movable office furniture and equipment not attached to the Building provided (i) such removal is made prior to the termination or expiration of the Lease Term; (ii) Tenant is not then in default in the timely performance of any obligation or covenant under this Lease; and
(iii) Tenant promptly repairs all damage caused by such removal. All other property at the Premises, any Alterations to the Premises, and any other articles attached or affixed to the floor, wall, or ceiling of the Premises shall, immediately upon installation, be deemed the property of Landlord and shall be surrendered with the Premises at the termination or expiration of this Lease, without payment or compensation therefor. If, however, Landlord so requests in writing, Tenant will, at Tenant's sole cost and expense, prior to the termination or expiration of the Lease Term, remove (i) any and all trade fixtures, office supplies and office furniture and equipment placed or installed by Tenant in the Premises, and (ii) any non-Building Standard Alterations (other than the Initial Improvements) installed by Tenant or installed by Landlord at Tenant's request in the Premises and which Landlord designated in writing for potential removal as a condition to approval of the alteration in question, and will repair any damage caused by such removal.

     16.  LAWS AND REGULATIONS; DISABILITY LAWS; BUILDING RULES.

          (a) Tenant, at Tenant's sole cost and expense, shall comply with all current and subsequent federal, state, municipal and other laws and ordinances applicable to the Premises, the employees, agents, visitors and invitees of Tenant, and the business conducted in the Premises by Tenant, including, without limitation, all environmental laws and regulations; will not engage in any activity which would cause Landlord's fire and extended coverage insurance to be cancelled or the rate increased (or, at Landlord's option, Tenant will pay any such increase); and will not commit any act which is a nuisance or annoyance to Landlord or to other tenants in the Building or which might, in the reasonable judgment of Landlord, appreciably damage Landlord's goodwill or reputation, or tend to injure or depreciate the value of the Building. Notwithstanding the foregoing, nothing in this SECTION 16(a) shall be construed as requiring Tenant to be responsible for any legal requirements applicable to the structural portions of the Premises, any restrooms within the Building (other than restrooms constructed by or at the special request of Tenant) or the Building Standard mechanical, electrical, plumbing or HVAC systems, unless the failure to comply with any such legal requirements is caused by Tenant or anyone acting for Tenant.

          (b) Tenant, at its sole cost, shall be responsible for compliance with Disability Laws with respect to (i) all structural barriers to the disabled created by the Initial Improvements (but only if Tenant engaged the architect that prepared the Plans and Specifications), (ii) all structural barriers to the disabled created by Alterations made to the Premises or any other acts of Tenant after the Commencement Date, (iii) all non-structural requirements of Disability Laws applicable to Tenant and the employees, agents, visitors and invitees of Tenant, including, without limitation, requirements related to auxiliary aids and graphics installed by or on behalf of Tenant (other than Base Building Signage), and (iv) all requirements of Disability Laws that first become applicable to the Premises after the Commencement Date. Except as provided in the preceding sentence, Landlord, at its sole cost, shall be responsible for compliance with Disability Laws with respect to all structural barriers to the disabled within the Premises, the Common Areas (including restrooms located upon full floors leased by Tenant) and the Service Areas. Neither party shall be in default under this SECTION 16(b) for its failure to comply with Disability Laws so long as the responsible party is either (i) contesting in good faith, and by legal means, the enforcement of Disability Laws, or (ii) undertaking diligent efforts to comply with Disability Laws.

          (c) Tenant will comply with the rules and regulations of the Building as adopted and altered by Landlord from time to time in accordance with EXHIBIT "C" and will cause all of its agents, employees, contractors, invitees and visitors to do so. All changes to such rules and regulations will be sent by Landlord to Tenant in writing. The current rules and regulations for the Building are attached hereto as EXHIBIT "C". All changes to the rules and regulations shall be uniformly enforced against all tenants of the Complex and shall be binding upon Tenant upon delivery of written notice thereof to Tenant.

     17. ENTRY BY LANDLORD. Tenant agrees to permit Landlord and its employees, agents, contractors or representatives to enter into and upon any part of the Premises at all reasonable hours upon reasonable prior notice (and in the case of emergencies at all times and without notice) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, insurers or tenants, or to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof. Landlord shall use reasonable efforts to minimize any disruption to the conduct of Tenant's business by reason of any such entry. No notice shall be required with respect to entry by Landlord, or its employees, agents or contractors to perform janitorial services.

     18.  ASSIGNMENT AND SUBLETTING.

          (a) Tenant shall not assign this Lease or sublease the Premises or any part thereof or mortgage, pledge or hypothecate its leasehold interest or grant any concession or license within the Premises (any such assignment, sublease, mortgage, pledge, hypothecation, or grant of a concession or license being hereinafter referred to in this SECTION 18 as a "Transfer") without the prior written consent of Landlord, and any attempt to effect a Transfer without such consent of Landlord shall be void and of no effect. Landlord shall not unreasonably withhold its consent with respect to an assignment or subletting to a third party if (i) Landlord receives evidence reasonably satisfactory to Landlord that such third party possesses sufficient financial strength to satisfy its obligations under such assignment or sublease, and (ii) the occupancy of the Premises or the applicable portion thereof by the proposed third party would not increase fire hazards, require substantial alterations to the Premises or adversely affect the reputation and image of the Building. Notwithstanding the foregoing, under no circumstances shall Landlord be required to consent to an assignment or subletting to another tenant in the Complex or to any party with whom Landlord has conducted negotiations during the preceding six
(6) months regarding the leasing of space in the Complex. In order for Tenant to make a Transfer, Tenant must request in writing Landlord's consent at least fifteen (15) days in advance of the date on which Tenant desires to make a Transfer and pay Landlord a $250.00 fee for reviewing such request (the "Review Fee") Such request shall include the name of the proposed assignee or sublessee, current financial information on the proposed assignee or sublessee and the terms of the proposed Transfer. Landlord shall then have a period of fifteen
(15) days following receipt of such request within which to notify Tenant in writing that Landlord elects (i) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder as to such space, (ii) to permit Tenant to assign or sublet such space in accordance with the terms provided to Landlord, or (iii) to refuse consent to Tenant's requested Transfer and to continue this Lease in full force and effect as to the entire Premises. If Landlord shall fail to notify Tenant in writing of such election within said fifteen (15) day period, Landlord shall be deemed to have elected option (ii) above. If Landlord elects options (i) or (iii) above, Landlord shall return the Review Fee to Tenant. If Landlord elects to exercise option (ii) above, Tenant agrees to provide, at its expense, direct access from any sublet space or concession area to a public corridor of the Building, and such other improvements, alterations or additions as may be required by applicable law. The prohibition against a Transfer contained herein shall be construed to include a prohibition against any Transfer by merger, sale of assets, sale of stock or operation of law except for the following transactions:

               (1) SALE OF TENANT EXCEPTION. The sale of all or substantially all of the capital stock of the Tenant, whether by merger, consolidation or otherwise, as long as the surviving entity expressly assumes the obligations of the Tenant under this Lease and as long as the net worth of Tenant is not reduced following such sale.

               (2) CHANGE IN OWNERSHIP. The issuance by Tenant of equity securities, and changes in percentage ownership, if any, of the Tenant's equity securities, as long as the control (as defined below) of Tenant does not change and the net worth of Tenant is not reduced as a result of any such change in ownership.

               (3) SALE OF ASSETS. A sale of all or substantially all of the assets of Tenant as long as the purchasing entity expressly assumes the obligations of the Tenant under this Lease and such purchasing entity has a net worth following such purchase no less than that of Tenant immediately prior to such sale.

Notwithstanding the foregoing or anything else to the contrary in this Lease, Tenant shall have the right, subject to SECTION 18(b), without Landlord's consent, to assign this Lease or sublet all or any portion of the Premises to any person or entity who controls, is controlled by, or is under common control with the original Tenant named in this Lease (an "Affiliate Transfer"). The term "control" shall mean (i) with respect to a corporation, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the shares of the controlled corporation, and (ii) with respect to a person or entity that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled person or entity. Tenant shall provide Landlord with written notice of any Affiliate Transfer within ten (10) days after the effective date thereof.

          (b) Notwithstanding that the prior express written consent of Landlord to a Transfer may have been obtained under the provisions of SECTION 18(a) or that such permission is not required, the following shall apply to all Transfers (including Affiliate Transfers):

               (1) In the event of an assignment or sublease, Tenant shall (i) in the case of an assignment, cause the assignee to expressly assume in writing and to agree to perform all of the covenants, duties and obligations of Tenant hereunder, and such assignee shall be jointly and severally liable therefor along with Tenant; and (ii) agree with Landlord that, except in the case of an Affiliate Transfer, in the event that the rent or other consideration due and payable by a sublessee or assignee under any such permitted sublease or assignment exceeds the Rent for the portion of the Premises so transferred, then Tenant shall pay Landlord as additional rental hereunder seventy-five percent (75%) of all such excess rental and other consideration immediately upon receipt thereof by Tenant from such transferee;

               (2) No usage of the Premises different from the usage herein provided to be made by Tenant shall be permitted, and all of the terms and provisions of this Lease shall continue to apply after a Transfer; and

               (3) Tenant will nevertheless remain directly and primarily liable for the performance of all the covenants, duties and obligations of Tenant hereunder (including, without limitation, the obligation to pay Rent), and Landlord shall be permitted to enforce the provisions of this Lease against the undersigned Tenant or any transferee, or both, without demand upon or proceeding in any way against any other persons.

          (c) The consent by Landlord to a particular Transfer shall not be deemed a consent to any other subsequent Transfer. If this Lease, the Premises or the Tenant's leasehold interest therein, or if any portion of the foregoing is transferred, or if the Premises are occupied in whole or in part by anyone other than Tenant without the prior consent of Landlord as provided herein, Landlord may nevertheless collect rent from the transferee or other occupant and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of rent or application thereof by Landlord shall be deemed a waiver of the provisions hereof or a release of Tenant from the further performance by Tenant of its covenants, duties and obligations hereunder.

          (d) Notwithstanding anything to the contrary contained herein, if Tenant, as a debtor-in-possession (the "DIP"), or a trustee for the estate in bankruptcy of Tenant (the "Trustee"), assumes this Lease and proposes to assign this Lease, or sublet the Premises (or any portion thereof), pursuant to the provisions of the Federal Bankruptcy Code, 11 U.S.C. Sections 101 ET SEQ. (the "Bankruptcy Code") to any person, partnership, corporation or other entity (the "Proposed Assignee"), then such assumption of this Lease and any such assignment or sublease shall be subject to all of the following:

               (1) The DIP, or the Trustee, as the case may be, shall give Landlord written notice at least ten (10) days prior to the date that the DIP or the Trustee, as the case may be, shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment or subletting, which notice shall set forth: (i) the name and address of the Proposed Assignee; (ii) all of the terms and conditions of the Proposed Assignee's offer; and (iii) the adequate assurances to be provided Landlord to assure such Proposed Assignee's future performance under this Lease. Landlord, upon receipt of such notice, shall have the prior right and option, to be exercised by notice to the DIP or the Trustee, as the case may be, given at any time prior to the effective date of such proposed assignment or sublease, to accept an assignment or sublease of this Lease by any other assignee or sublessee, acceptable to Landlord, upon the same terms and conditions and for the same consideration, if any, as the Proposed Assignee, less any brokerage commissions which may be payable out of the consideration to be paid by or for the assignment of this Lease;

               (2) If the rental agreed upon between the DIP or the Trustee, as the case may be, and the Proposed Assignee under any proposed assignment or sublease of the Premises (or any part thereof) is greater than the rental rate that Tenant must pay Landlord hereunder for that portion of the Premises that is subject to such proposed assignment or sublease, or if any consideration shall be received by the DIP or the Trustee, as the case may be, in connection with any such proposed assignment or sublease, then all such excess rental or such consideration shall be paid or delivered to Landlord, and shall not constitute property of the DIP, the Trustee, or of the estate of Tenant, as the case may be, within the meaning of the Bankruptcy Code; and

               (3) Any proposed assignment or sublease of this Lease by the DIP or the Trustee, as the case may be, pursuant to provisions of the Bankruptcy Code shall provide adequate assurance of future performance under this Lease by the Proposed Assignee, which adequate assurance shall include, as a minimum, the following: (i) any Proposed Assignee of the Lease shall deliver to Landlord a security deposit in an amount equal to at least three (3) months Base Rental accruing under this Lease; (ii) any Proposed Assignee of the Lease shall provide to Landlord an unaudited financial statement, certified to be accurate by such Proposed Assignee or by an officer, director or partner thereof and dated no later than six (6) months prior to the effective date of such proposed assignment or sublease, which financial statement shall show the Proposed Assignee to have a net worth equal to at least the Rent that shall accrue under this Lease for the next year of the Term, (iii) any Proposed Assignee shall pay all Rent not previously paid under this Lease including all payments which have been suspended, mitigated, nullified or reduced to a claim of any kind against Tenant or the Tenant's property, by operation of law or otherwise; and (iv) any Proposed Assignee shall assume Tenant's obligation to pay Landlord's attorneys' fees pursuant to SECTION 35 hereof.

     This SECTION 18(d) shall not apply to any assignment or sublease other than pursuant to the provisions of the Bankruptcy Code, nor shall it in any way limit Landlord's rights to damages or other relief in a proceeding under the Bankruptcy Code.

     19. MECHANIC'S LIENS. Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or the Complex for any work performed by or at the request of Tenant, or any assignee, sublessee or licensee of Tenant, and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's or other liens against the Premises or the Complex. In the event any such lien is attached to the Premises or the Complex and not discharged by payment, bonding or otherwise within fifteen (15) days after receipt of written notice from Landlord, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for the aforesaid purpose shall be paid by Tenant to Landlord on demand as additional Rent and bear interest at the Default Rate until paid.

     20.  PROPERTY INSURANCE.

          (a) Landlord shall maintain fire and extended coverage insurance on the portion of the Complex that is the property of Landlord, including Alterations by Tenant that have become the property of Landlord, in an amount equal to not less than ninety percent (90%) of the replacement cost. Such insurance shall be maintained at the expense of Landlord (as a part of the Basic Operating Costs), and payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord as their interests shall appear.

          (b) Tenant shall maintain fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located on the Premises, in an amount equal to full replacement cost. Such insurance shall be maintained at the expense of Tenant and payment for losses thereunder shall be made solely to Tenant or the mortgagees of Tenant as their interests shall appear. Tenant shall, at Landlord's request from time to time, provide Landlord with a current certificate of insurance evidencing Tenant's compliance with this
SECTION 20. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a property insurance policy is due to be cancelled or expire at least thirty (30) days prior to such cancellation or expiration.

     21. LIABILITY INSURANCE. Tenant and Landlord shall (Landlord as a part of Basic Operating Costs and Tenant at its own expense) maintain a policy or policies of commercial general liability insurance with respect to the respective activities of each in or on the Complex, with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company licensed to do business in the State of Texas and having an A.M. Best Rating of "A" or better. Such insurance shall provide minimum protection of not less than $1,000,000 combined single limit primary coverage per occurrence of bodily injury, property damage or combination thereof and shall from time to time during the Lease Term be for such higher limits as are customarily carried with respect to similar buildings in the area where the Complex is located. Tenant's insurance shall contain an endorsement that Tenant's insurance is primary for claims arising out of an incident or event occurring within the Premises. Landlord's insurance shall contain an endorsement that Landlord's insurance is primary for claims arising out of an incident or event occurring within the Common Areas. Tenant's insurance shall contain a provision naming Landlord (and any mortgagee designated by Landlord) as an additional insured and include coverage for the contractual liability of Tenant to indemnify Landlord pursuant to SECTION 22 below. Tenant shall, prior to occupancy of the Premises and at Landlord's request from time to time, provide Landlord with a current certificate of insurance evidencing Tenant's compliance with this SECTION 21. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a liability insurance policy is due to be cancelled or expire at least thirty (30) days prior to such cancellation or expiration.

     22.  INDEMNITY.

          (a) TENANT SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LANDLORD AND ANY OFFICER, DIRECTOR, PARTNER OR EMPLOYEE OF LANDLORD (HEREIN COLLECTIVELY CALLED A "LANDLORD RELATED PARTY") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, DAMAGES, CLAIMS, SUITS, LOSSES, CAUSES OF ACTION, LIENS, JUDGMENTS AND EXPENSES (INCLUDING COURT COSTS, ATTORNEY'S FEES AND COSTS OF INVESTIGATION) OF ANY KIND, NATURE OR DESCRIPTION RESULTING FROM ANY INJURIES TO OR DEATH OF ANY PERSON OR ANY DAMAGE TO PROPERTY WHICH ARISES, OR IS CLAIMED TO ARISE FROM: (i) AN INCIDENT OR EVENT WHICH OCCURRED WITHIN OR ON THE PREMISES; OR (ii) THE OPERATION OR CONDUCT OF TENANT'S BUSINESS WITHIN THE PREMISES; OR (iii) ANY DEFAULT BY TENANT UNDER THIS LEASE (COLLECTIVELY, THE "CLAIMS"), EVEN IF THE CLAIM IS THE RESULT OF OR CAUSED BY THE NEGLIGENT ACTS OR OMISSIONS OF ANY LANDLORD RELATED PARTY. IF ANY SUCH CLAIM IS MADE AGAINST ANY LANDLORD RELATED PARTY, TENANT SHALL, AT TENANT'S SOLE COST AND EXPENSE, DEFEND SUCH CLAIM BY OR THROUGH ATTORNEYS REASONABLY ACCEPTABLE TO LANDLORD. The indemnity obligations of Tenant under this subsection (i) shall be limited to the greater of the amount of commercial general liability insurance required to be carried by Tenant under this Lease or $5,000,000, and (ii) shall not apply to a Claim (y) waived by Landlord under SECTION 23 below or any other provision of this Lease, or (z) arising out of the gross negligence or intentional misconduct of any Landlord Related Party.

          (b) LANDLORD SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS TENANT AND ANY OFFICER, DIRECTOR, PARTNER OR EMPLOYEE OF TENANT (HEREIN COLLECTIVELY CALLED A "TENANT RELATED PARTY") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, DAMAGES, CLAIMS, SUITS, LOSSES, CAUSES OF ACTION, LIENS, JUDGEMENTS AND EXPENSES (INCLUDING COURT COSTS, ATTORNEYS' FEES AND COSTS OF INVESTIGATION) OF ANY KIND, NATURE OR DESCRIPTION RESULTING FROM ANY INJURIES TO OR DEATH OF ANY PERSON OR ANY DAMAGE TO PROPERTY WHICH ARISES, OR IS CLAIMED TO ARISE FROM, (i) AN

INCIDENT OR EVENT WHICH OCCURRED WITHIN OR ON THE COMMON AREAS; OR (ii) THE OPERATION OR CONDUCT OF LANDLORD'S BUSINESS WITHIN THE COMMON AREAS; OR (iii) ANY DEFAULT BY LANDLORD UNDER THIS LEASE (COLLECTIVELY, THE "CLAIMS"), EVEN IF THE CLAIM IS THE RESULT OF OR CAUSED BY THE NEGLIGENT ACTS OR OMISSIONS OF ANY TENANT RELATED PARTY. IF ANY SUCH CLAIM IS MADE AGAINST ANY TENANT RELATED PARTY, LANDLORD SHALL, AT LANDLORD'S SOLE COST AND EXPENSE, DEFEND SUCH CLAIM BY OR THROUGH ATTORNEYS REASONABLY ACCEPTABLE TO TENANT, The indemnity obligations of Landlord under this subsection (i) shall be limited to the greater of the amount of commercial general liability insurance required to be carried by Landlord under this Lease or $5,000,000, and (ii) shall not apply to a claim (y) waived by Tenant under SECTION 23 below or any other provision of this Lease, or
(z) arising out of the gross negligence or intentional misconduct of any Tenant Related Party.

     23. WAIVER OF SUBROGATION RIGHTS. NOTWITHSTANDING ANYTHING IN THIS LEASE TO THE CONTRARY, TO THE EXTENT THAT AND SO LONG AS THE SAME IS PERMITTED UNDER THE LAWS AND REGULATIONS GOVERNING THE WRITING OF INSURANCE WITHIN THE STATE OF TEXAS, ALL INSURANCE CARRIED BY EITHER LANDLORD OR TENANT SHALL PROVIDE FOR A WAIVER OF RIGHTS OF SUBROGATION AGAINST LANDLORD AND TENANT ON THE PART OF THE INSURANCE CARRIER. UNLESS THE WAIVERS CONTEMPLATED BY THIS SENTENCE ARE NOT OBTAINABLE FOR THE REASONS DESCRIBED IN THIS SECTION 23, LANDLORD AND TENANT EACH HEREBY WAIVE ANY AND ALL RIGHTS OF RECOVERY, CLAIMS, ACTIONS OR CAUSES OF ACTION AGAINST THE OTHER, ITS AGENTS, OFFICERS, OR EMPLOYEES, FOR ANY LOSS OR DAMAGE TO PROPERTY OR ANY INJURIES TO OR DEATH OF ANY PERSON WHICH IS COVERED OR WOULD HAVE BEEN COVERED UNDER THE INSURANCE POLICIES REQUIRED UNDER THIS LEASE. THE FOREGOING RELEASE SHALL NOT APPLY TO LOSSES OR DAMAGES IN EXCESS OF ACTUAL OR REQUIRED POLICY LIMITS (WHICHEVER IS GREATER), BUT SHALL APPLY TO ANY DEDUCTIBLE APPLICABLE UNDER ANY POLICY OBTAINED BY THE WAIVING PARTY. THE FAILURE OF EITHER PARTY (THE "DEFAULTING PARTY") TO TAKE OUT OR MAINTAIN ANY INSURANCE POLICY REQUIRED UNDER THIS LEASE SHALL BE A DEFENSE TO ANY CLAIM ASSERTED BY THE DEFAULTING PARTY AGAINST THE OTHER PARTY HERETO BY REASON OF ANY LOSS SUSTAINED BY THE DEFAULTING PARTY THAT WOULD HAVE BEEN COVERED BY ANY SUCH REQUIRED POLICY. THE WAIVERS SET FORTH IN THE IMMEDIATELY PRECEDING SENTENCE SHALL BE IN ADDITION TO, AND NOT IN SUBSTITUTION FOR, ANY OTHER WAIVERS, INDEMNITIES, OR EXCLUSIONS OF LIABILITIES SET FORTH IN THIS LEASE.

     24. CASUALTY DAMAGE. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building (i.e., alteration or reconstruction which is estimated to cost in excess of the product found by multiplying the Rentable Area of the Building by $5.00) shall, in the judgment of an independent architect selected by Landlord, be required (whether or not the Premises shall have been damaged by such fire or other casualty), or in the event any mortgagee under a first mortgage or first deed of trust covering the Building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, or in the event of the occurrence of a casualty which is not insured under the fire and extended coverage insurance required to be carried by Landlord pursuant to the terms of
SECTION 20 Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage or determination by such a mortgagee to take the proceeds, in which event the Rent hereunder shall be abated as of the date of such damage. If Landlord does not elect to terminate this Lease, Landlord shall within ninety (90) days after the date of such damage, commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building to substantially the same condition which it was in immediately prior to the happening of the fire or other casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, fixtures and equipment removable by Tenant under the provisions of this Lease or any Alterations to the Premises made by Tenant following the Commencement Date which were not approved by Landlord in writing, and Landlord shall not in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the fire or other casualty plus any deductible amounts thereunder. If Landlord determines that insurance proceeds will be insufficient to restore the Building as required by this SECTION 24, Landlord may, at its option, elect to either (i) terminate this Lease by written notice to Tenant, or
(ii) provide the extra funds necessary to complete the restoration. In the event Landlord did not originally construct any Alterations to be repaired, the time for Landlord to commence and complete such repairs shall be extended by the amount of time reasonably necessary for Landlord to obtain detailed working drawings of the Alterations to be repaired. In the event Landlord does not either (i) commence the repairs to the

Building within the time required herein, or (ii) complete the repairs to the Building within one hundred eighty (180) days after the date of such damage, Tenant may terminate the Lease by written notice thereof to Landlord given no later than thirty (30) days following the date on which Landlord was to commence or complete such repairs, as the case may be. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant an equitable abatement of Rent during the time and to the extent the Premises are unfit for occupancy and vacated by Tenant. If the Premises or any other portion of the Complex be damaged by fire or other casualty resulting from the intentional acts of Tenant or any employee, officer, contractor, agent, subtenant, or licensee of Tenant, the Rent hereunder shall not be abated during the repair of such damage, and Tenant shall remain liable for the payment thereof to the extent, if any, Landlord is not reimbursed by the proceeds of rental interruption insurance carried by Landlord.

     25. CONDEMNATION. If (i) the whole or substantially the whole of the Building, or (ii) the whole or such portion of the Premises as shall render the remainder reasonably unfit for Tenant's use, shall be taken for any public or quasi-public use, by right of eminent domain or otherwise, or sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises are taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by an amount representing that portion of Base Rental applicable to the portion of the Premises subject to such taking or sale, and Landlord shall to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, except that Landlord shall not be required to rebuild, repair, or replace any Alterations to the Premises made by Tenant following the Commencement Date which were not approved by Landlord in writing, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Property, Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation except that Tenant may make a separate claim upon the condemning authority for expenses related to relocation and the unamortized cost of leasehold improvements paid for by Tenant.

     26. DAMAGES FROM CERTAIN CAUSES. NOTWITHSTANDING ANYTHING CONTAINED IN THIS LEASE TO THE CONTRARY, NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE LIABLE FOR DAMAGES TO TENANT OR ANY PARTY CLAIMING THROUGH TENANT FOR ANY INJURY TO OR DEATH OF ANY PERSON OR DAMAGE TO PROPERTY OR FOR INTERRUPTION OR DAMAGE TO BUSINESS RESULTING FROM ANY OF THE FOLLOWING REASONS: (A) ANY ACT, OMISSION OR NEGLIGENCE OF TENANT OR TENANT'S EMPLOYEES, AGENTS, CONTRACTORS, OFFICERS, SUBTENANTS, ASSIGNEES, LICENSEES, INVITEES OR CUSTOMERS; (B)ANY ACT, OMISSION OR NEGLIGENCE OF ANY OTHER TENANT WITHIN THE BUILDING, OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, CONTRACTORS, TENANTS, ASSIGNEES, LICENSEES, INVITEES OR CUSTOMERS; (C) THE REPAIR, ALTERATION, MAINTENANCE, DAMAGE OR DESTRUCTION OF THE PREMISES OR ANY OTHER PORTION OF THE BUILDING (INCLUDING THE CONSTRUCTION OF LEASEHOLD IMPROVEMENTS FOR OTHER TENANTS OF THE BUILDING) EXCEPT TO THE EXTENT CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY LANDLORD RELATED PARTY; (D)VANDALISM, THEFT, BURGLARY AND OTHER CRIMINAL ACTS (OTHER THAN THOSE COMMITTED BY LANDLORD'S EMPLOYEES OR RESULTING FROM THE GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT OF LANDLORD OR ITS EMPLOYEES); (E) ANY DEFECT IN OR FAILURE OF EQUIPMENT, PIPES, WIRING, HEATING OR AIR CONDITIONING EQUIPMENT, STAIRS, ELEVATORS, OR SIDEWALKS; THE BURSTING OF ANY PIPES OR THE LEAKING, ESCAPING OR FLOWING OF GAS, WATER, STEAM, ELECTRICITY, OR OIL; BROKEN GLASS; OR THE BACKING UP OF ANY DRAINS, EXCEPT TO THE EXTENT CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ANY LANDLORD RELATED PARTY; (F) INJURY DONE OR OCCASIONED BY WIND, SNOW, RAIN OR ICE, FIRE, ACT OF GOD, PUBLIC ENEMY, INJUNCTION, RIOT, STRIKE, INSURRECTION, WAR, COURT ORDER, REQUISITION, ORDER OF ANY GOVERNMENTAL BODY OR AUTHORITY, OR ANY OTHER CAUSE BEYOND THE REASONABLE CONTROL OF LANDLORD. UNDER NO CIRCUMSTANCES SHALL LANDLORD BE LIABLE FOR DAMAGES RELATED TO BUSINESS INTERRUPTION OR LOSS OF PROFITS. THE PROVISIONS OF THIS SECTION 26 SHALL NOT LIMIT THE OBLIGATIONS OF LANDLORD OR THE RIGHTS OF TENANT UNDER THIS LEASE NOT INVOLVING A CLAIM FOR DAMAGES.

     27.  EVENTS OF DEFAULT/REMEDIES.

          (a) The following events shall be deemed to be events of default by Tenant under this Lease (hereinafter called an "Event of Default"):

               (1) Tenant shall fail to timely pay any Rent and such failure shall continue for a period of five (5) days after written notice of such default shall have been delivered to Tenant; provided however, once Landlord has given Tenant two (2) such notices during any twelve (12) month period (whether as to one or more than one failures to pay) it shall not be required to give further notice and thereafter the failure or refusal by Tenant to timely make any payment of Rent when due hereunder within the following twelve (12) months shall be an Event of Default without further notice;

               (2) Tenant shall fail to comply with any provision of this Lease or any other agreement between Landlord and Tenant not requiring the payment of Rent, all of which terms, provisions and covenants shall be deemed material, and such failure shall continue for a period of thirty (30) days after written notice of such failure is delivered to Tenant or, if such failure cannot reasonably be cured within such thirty (30) day period, Tenant shall fail to commence to cure such failure within such thirty (30) day period and/or shall thereafter fail to prosecute such cure diligently and continuously to completion within ninety (90) days of the date of Landlord's notice of default;

               (3) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the United States Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any state thereof; or a petition shall be filed against Tenant under any such statute and not be dismissed within sixty (60) days thereafter; or

               (4) a receiver or trustee shall be appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant.

          (b) Upon the occurrence of any Event of Default, Landlord may, at its option and without further notice to Tenant, in addition to all other remedies given hereunder or by law or equity, do any one or more of the following: (1) terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord; (2) enter upon and take possession of the Premises and expel or remove Tenant therefrom, with or without having terminated this Lease; (3) change or re-key all locks to entrances to the Premises, and Landlord shall have no obligation to give Tenant a new key to the Premises until such Event of Default is cured; and (4) remove from the Premises any furniture, fixtures, equipment or other personal property of Tenant, without liability for trespass or conversion, and store such items either in the Complex or elsewhere at the sole cost of Tenant and without liability to Landlord. Landlord may retain control over all such property for the purpose of foreclosing the security interest created by SECTION 34. Any of such furniture, fixtures, equipment or personal property not claimed within thirty (30) days from the date of removal shall be deemed abandoned.

          (c) Exercise by Landlord of any one or more remedies hereunder shall not constitute forfeiture or an acceptance of surrender of the Premises by Tenant, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant.

          (d) If Landlord terminates this Lease by reason of an Event of Default, Tenant shall pay to Landlord the sum of (1) the cost of recovering the Premises, (2) the unpaid Rent and all other indebtedness accrued hereunder to the date of such termination, (3) the amounts stated in SECTION 27(f), and (4) the total Rent which Landlord would have received under this Lease for the remainder of the Lease Term minus the Fair Market Rental Value (hereinafter defined) of the Premises for the same period, both discounted to present value at the Prime Rate (hereinafter defined) in effect upon the date of determination, and (5) any other damages or relief which Landlord may be entitled to at law or in equity. For the purposes of this section, "Fair Market Rental Value" shall be the rental rate for premises and other properties of equivalent quality, size, utility and location as the Premises, taking into account any allowances, free rent or other concessions, which are generally prevailing in the market place after Tenant's default and a reasonable marketing time for Landlord to re-let the Premises. For purposes of this section, "Prime Rate" shall mean the per annum rate of interest announced or published from time to time by Bank One, Texas, N.A., Dallas, Texas (or its successors or assigns) as its prime commercial lending rate.

          (e) If Landlord repossesses the Premises without terminating this Lease, then Tenant shall pay to Landlord (1) the cost of recovering the Premises, (2) the unpaid Rent and other indebtedness accrued to the date of such repossession, (3) the amounts stated in Section 27(f), and (4) the total Rent which Landlord would have received under this Lease for the remainder of the Lease Term minus any net sums thereafter received by Landlord through reletting the Premises during said period (after deducting expenses incurred by Landlord as provided below). Re-entry by Landlord will not affect the obligations of Tenant for the unexpired term of this Lease. Tenant shall not be entitled to any excess of Rent obtained by reletting over the Rent herein reserved. Actions to collect amounts due by Tenant may be brought on one or more occasions, without the necessity of Landlord's waiting until the expiration of the Lease Term. In addition, Landlord may at any time following repossession of the Premises without termination of the Lease elect to terminate the Lease and pursue the remedies available to Landlord pursuant to SECTION 27(d) above in lieu of the remedies available to Landlord pursuant to this SECTION 27(e).

               (f)  In the case of an Event of Default, Tenant shall also pay to
Landlord: (1) the unamortized portion (assuming level amortization at 10% interest over the Lease Term) of all leasing commissions, tenant improvement costs and other out-of-pocket costs and allowances paid by Landlord in connection with the Lease; and (2) all other expenses reasonably incurred by Landlord in enforcing Landlord's remedies, including attorneys' fees and court costs.

               (g) Upon termination of the Lease or repossession of the Premises for an Event of Default, Landlord shall not be obligated to relet or attempt to relet the Premises, except to the extent required by law.

               (h) If Tenant should fail to make any payment, perform any obligation, or cure any default hereunder, Landlord, without obligation to do so and without thereby waiving such failure or default, may make such payment, perform such obligation, and/or remedy such other default for the account of Tenant (and enter the Premises for such purpose), and Tenant shall, within ten
(10) days following written demand, pay all costs, expenses and disbursements (including attorneys' fees) incurred by Landlord in taking such remedial action, plus, at the option of Landlord, interest thereon at the Default Rate.

     28. DEFAULT BY LANDLORD. Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and such failure continues for a period of thirty (30) days after Tenant delivers written notice of such failure to Landlord and to the holder(s) of any indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises, the name and address of which have been provided to Tenant in writing, provided that if such failure cannot reasonably be cured within such thirty (30) day period, Landlord shall not be in default hereunder as long as Landlord or such holder(s) commences the remedying of such failure within such thirty-day period and diligently prosecutes the same to completion, during which time Landlord and such holder(s), or either of them, their agents or employees, shall be entitled to enter upon the Premises and do whatever may be necessary to remedy such failure.

     29. QUIET ENJOYMENT. Tenant, on paying all sums herein called for and performing and observing all of its covenants and agreements hereunder, shall and may peaceably and quietly occupy and use the Premises during the Lease Term subject to the provisions of this Lease, all matters of record affecting the Complex and applicable governmental laws, rules, and regulations; and Landlord agrees to warrant and forever defend Tenant's right to such occupancy against the claims of any and all persons whomsoever lawfully claiming the same or any part thereof, by, through, or under Landlord, but not otherwise, subject only to the provisions of this Lease, all matters of record affecting the Complex and all applicable governmental laws, rules, and regulations.

     30.  [Intentionally Deleted]

     31. HOLDING OVER. Should Tenant continue to occupy the Premises after the expiration of the Lease Term without the prior written consent of Landlord, such occupancy shall be a tenancy at will under all of the terms, covenants and conditions of this Lease, but at a daily Base Rental equal to the sum found by dividing one hundred and fifty percent (150%) of the Base Rental for the final month of the Lease Term by thirty (30), plus any sums due pursuant to SECTION 6. Tenant shall also pay any and all damages sustained by Landlord as a result of such holdover. If Tenant consists of more than one person or entity, and if any of the persons or entities comprising Tenant continue to occupy the Premises after the expiration of the Lease Term, all other persons or entities comprising Tenant shall be deemed to have consented to such occupancy and shall continue to be jointly and severally liable for all of the terms, covenants and conditions contained in this Lease during the holdover term.

     32.  CHANGE OF BUILDING NAME OR COMMON AREAS.

          (a) Landlord reserves the right at any time to change the name of the Building upon thirty (30) days advance written notice.

          (b) Landlord hereby reserves the right to repair, change, redecorate, alter, improve, or renovate any part of the Common Areas, without being held guilty of an actual or constructive eviction of Tenant or breach of any express or implied warranty and without an abatement of Rent. In exercising such right, Landlord will use reasonable efforts to minimize any interruption to the conduct of Tenant's business. Landlord acknowledges that so long as Tenant leases the entire Building, the Common Areas shall not include any areas within the Building other than areas dedicated to the exclusive use of Landlord (such as janitorial closets).

     33.  SUBORDINATION TO MORTGAGE; ESTOPPEL AGREEMENT.

          (a) Landlord represents to Tenant that there are currently no deed of trust liens or mortgages against the Complex and that there will be no deed of trust liens or mortgages against the Complex as of the Commencement Date.

          (b) This Lease shall be subordinate to any mortgage, deed of trust or other lien hereafter placed upon the Premises, or upon the Complex and to any renewals, modifications, consolidations, refinancings, and extensions thereof, but Tenant agrees that any such mortgagee or deed of trust beneficiary shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee or deed of trust beneficiary may deem appropriate in its discretion. In the event any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under, any such mortgage, deed of trust or other lien, Tenant agrees, without further action hereunder, to attorn to the purchaser upon such foreclosure (or any deed in lieu of foreclosure) and recognize such purchaser as the Landlord under this Lease. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien hereafter placed upon the Premises or the Complex and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may reasonably request. In the event that Tenant should fail to execute any subordination or other agreement required by this SECTION 33 within ten (10) days after written request, Tenant hereby irrevocably constitutes and appoints Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest.

          (c) Tenant agrees that it will from time to time within ten (10) days after written request by Landlord execute and deliver to such persons as Landlord shall request an estoppel agreement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating the Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

          (d) Notwithstanding anything in SECTION 33(b) to the contrary, Tenant's agreement that this Lease will be subordinate to any mortgage, deed of trust or other lien hereafter placed upon the Complex shall be conditioned upon the receipt by Tenant from the holder of the mortgage, deed of trust or other lien to which this Lease will be subordinate of a non-disturbance agreement in form and substance reasonably acceptable to Tenant whereby said holder agrees that, in the event of foreclosure or deed in lieu of foreclosure, provided Tenant is not in default hereunder and attorns to the new owner of the Complex, said owner, whether it is the holder or a party acquiring the Complex from the holder, shall not disturb Tenant and shall honor the covenants and agreements of Landlord under this Lease. Tenant shall agree in such non-disturbance agreement to attorn to the new owner under the same terms and provisions of this Lease; provided, however, that regardless of whether such rights existed before or arose on or after the date of foreclosure or deed in lieu of foreclosure, said new owner shall not be (i) bound by any payment of Rent or additional Rent for more than one month in advance, (ii) liable for the return of the Security Deposit unless such new owner shall have actually received the same, or (iii) liable for any act or omission of any prior landlord.

     34.  [Intentionally Deleted]

     35. ATTORNEY'S FEES. If Landlord or Tenant should find it necessary to employ an attorney to recover any Rent due, to enforce any of its rights under this Lease, to assert or defend any action arising out of the breach of any term, covenant or provision of this Lease, or to bring legal action for the unlawful detainer of the Premises, the prevailing party shall be entitled to recover from the nonprevailing party attorney's fees and costs of suit incurred in connection therewith.

     36. NO IMPLIED WAIVER. The failure of either party to insist at any time upon the strict performance of any covenant or agreement in this Lease or to exercise any right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The acceptance by Landlord of late payments shall not be construed as a waiver by Landlord of the requirement for timely payment nor create a course of dealing. No payment by Tenant or receipt by

Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

     37. INDEPENDENT OBLIGATIONS. The obligation of Tenant to pay Rent hereunder and the obligation of Tenant to perform Tenant's other covenants and duties hereunder constitute independent unconditional obligations to be performed at all times provided for hereunder. Except as expressly provided in this Lease, Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, abate or deduct from, or offset against Rent.

     38. RECOURSE LIMITATION. Tenant specifically agrees to look solely to Landlord's interest in the Complex (and any proceeds from the sale thereof) for the recovery of any judgment from Landlord, it being agreed that Landlord shall never be personally liable for any such judgment. The provision contained in the foregoing sentence shall not limit any right that Tenant might otherwise have to obtain specific performance of Landlord's obligations under this Lease.

     39. NOTICES. Any notice under the Lease must be in writing, and shall be given or be served by (a) personal delivery, (b) delivery via a recognized overnight courier, or (c) depositing the same in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to the party to be notified at the address stated in this Lease or such other address in the continental United States of which notice has been given to the other party in the manner provided herein. Notice by personal delivery or overnight courier shall be effective upon receipt, and notice by mail shall be effective upon deposit in the United States mail in the manner above described.

     40. SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     41. RECORDATION. Tenant agrees not to record this Lease or any memorandum hereof. Tenant may file a record of this Lease with the Securities and Exchange Commission, the National Association of Securities Dealers and any other entity to which Tenant is required by law to file this Lease.

     42. GOVERNING LAW. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas. This Lease is performable in, and the exclusive venue for any action brought with respect hereto, shall be in Dallas County, Texas.

     43. FORCE MAJEURE. Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, the party responsible for taking such action shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of the party responsible for taking such action; provided, however, the provisions of this SECTION 43 shall never be construed as allowing an extension of time with respect to Tenant's obligation to pay Rent when and as due under this Lease.

     44. TIME OF PERFORMANCE. Except as otherwise expressly provided herein, time is of the essence under this Lease, including all Exhibits.

     45. TRANSFERS BY LANDLORD. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Complex, and in such event and upon such transfer, Landlord shall be released from any further obligations accruing after the date of transfer, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

     46. COMMISSIONS. Landlord and Tenant agree that the Broker is the only broker involved in the procurement, negotiation or execution of this Lease, whose commission shall be paid by Landlord pursuant to a separate commission agreement. Landlord and Tenant hereby agree to defend, indemnify and hold each other harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease or the expansion of the Premises due to any action of the indemnifying party.

     47. EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or an option. This Lease shall not be effective until a copy of this Lease executed by both Landlord and Tenant is delivered by Landlord to Tenant.

     48. WAIVER OF WARRANTIES AND ACCEPTANCE OF CONDITION. TENANT ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS LEASE (INCLUDING THE WORK LETTER), NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY HAS MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE HABITABILITY, MERCHANTABILITY, SUITABILITY, QUALITY, CONDITION OR FITNESS FOR ANY PARTICULAR PURPOSE WITH REGARD TO THE PREMISES OR THE COMPLEX AND THAT THIS LEASE CONSTITUTES THE FULL AND FINAL AGREEMENT OF LANDLORD AND TENANT WITH RESPECT TO THE LEASE OF SPACE IN THE BUILDING BY TENANT. EXCEPT FOR ANY WARRANTY SET OUT IN THE WORK LETTER, TENANT HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY CLAIM OR CAUSE OF ACTION BASED UPON ANY WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO HABITABILITY, MERCHANTABILITY, SUITABILITY, QUALITY, CONDITION OR FITNESS FOR ANY PARTICULAR PURPOSE WITH REGARD TO THE PREMISES OR THE COMPLEX. TENANT'S TAKING POSSESSION OF THE PREMISES SHALL BE CONCLUSIVE EVIDENCE THAT (A) TENANT HAS INSPECTED (OR HAS CAUSED TO BE INSPECTED) THE PREMISES AND THE COMPLEX, (B) TENANT ACCEPTS THE PREMISES AND THE COMPLEX AS BEING IN GOOD AND SATISFACTORY CONDITION AND SUITABLE FOR TENANT'S PURPOSES, AND (C) THE PREMISES AND THE COMPLEX FULLY COMPLY WITH LANDLORD'S COVENANTS AND OBLIGATIONS HEREUNDER. NOTWITHSTANDING THE FOREGOING, TENANT DOES NOT WAIVE THE RIGHT TO CAUSE LANDLORD TO (i) CORRECT ANY DEFECTIVE WORK COVERED BY ANY WARRANTY IN THE WORK LETTER,
(ii) COMPLETE ANY PUNCHLIST ITEMS IN ACCORDANCE WITH THE TERMS OF THE WORK LETTER OR (iii) CORRECT ANY "LATENT DEFECTS" IN OR AFFECTING THE PREMISES (I.E., DEFECTS NOT REASONABLY DISCOVERABLE PURSUANT TO A THOROUGH INVESTIGATION OF THE PREMISES). TENANT SHALL HAVE THE RIGHT FOR TWELVE (12) MONTHS FOLLOWING THE COMMENCEMENT DATE TO PROVIDE LANDLORD WITH WRITTEN NOTICE OF ALLEGED DEFECTS IN THE PERFORMANCE OF THE WORK. EXCEPT FOR LATENT DEFECTS, FAILURE OF TENANT TO DELIVER WRITTEN NOTICE OF DEFECTIVE WORK WITHIN SUCH TWELVE (12) MONTH PERIOD SHALL CONSTITUTE A WAIVER OF ANY FURTHER CLAIMS OF TENANT RELATING TO THE INITIAL IMPROVEMENTS AND THE CONDITION OF THE PREMISES AS OF THE COMMENCEMENT DATE. NOTHING CONTAINED IN THIS SECTION 48 SHALL LIMIT THE REPAIR AND MAINTENANCE OBLIGATIONS OF LANDLORD UNDER THIS LEASE.

     49. MERGER OF ESTATES. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof, shall not constitute a merger; and upon such surrender or cancellation of this Lease, Landlord shall have the option, in Landlord's sole discretion, to (a) either terminate all or any existing subleases or subtenancies, or (b) assume Tenant's interest in any or all subleases or subtenancies.

     50. SURVIVAL OF COVENANTS. Any and all covenants of Landlord or Tenant not fully performed on the date of the expiration or termination of this Lease shall survive such expiration or termination.

     51. HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Lease.

     52. ENTIRE AGREEMENT; AMENDMENTS. This Lease, including the exhibits and addenda, if any, listed in SECTION 53 below, embodies the entire agreement between the parties hereto with relation to the transaction contemplated hereby, and there have been and are no covenants, agreements, representations, warranties or restrictions between the parties hereto other than those specifically set forth herein. Any amendment or modification of this Lease must be in writing and signed by Landlord and Tenant.

     53. EXHIBITS. The following exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:

     Exhibit "A"    - Property Description
     Exhibit "B"    - Floor Plan
     Exhibit "C"    - Rules and Regulations
     Exhibit "D"    - Work Letter
     Exhibit "E"    - Parking
     Exhibit "F"    - Building Standard Materials

     Exhibit "G"    - Renewal Option
     Exhibit "H"    - Right of First Refusal
     Exhibit "I"    - Moving Allowance
     Exhibit "J"    - Antenna Installation
     Exhibit "K"    - Right of First Offer

     54. JOINT AND SEVERAL LIABILITY. If Tenant consists of more than one person or entity, the obligations of such parties under this Lease shall be joint and several.

     55. MULTIPLE COUNTERPARTS. This Lease may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above written.

                                   LANDLORD:

ADDRESS:                           CARTER-CROWLEY PROPERTIES,
                                   INC., a Texas corporation
Concourse Office Park
6330 LBJ Freeway
Suite 236                          By: /s/ Jed J. Thompson
Dallas, Texas 75240                   --------------------------------
Attn: Property Manager             Name:  Jed J. Thompson
                                   Title: Executive Vice President-
                                          Real Estate Operations

                                   TENANT:
Address Prior to
Commencement Date:                 PRONET INC.,
                                   a Delaware corporation
600 Data Drive
Suite 100
Plano, Texas 75075                 By:    /s/ Mark A. Solls
                                       --------------------------------
Attn: Mark A. Solls                Name:  Mark A. Solls
     ----------------                   -------------------------------
                                   Title: Vice President
                                         ------------------------------

Address Subsequent to
Commencement Date:
     Premises

                                   EXHIBIT "A"
                                   -----------


                              PROPERTY DESCRIPTION
                              --------------------


BEING 8.721 acres situated in the City of Dallas and the Thomas Dykes Survey, Abstract Number 405, Dallas County, Texas and being all of Lot 1, Block A/7444 of the Registry, an addition to the City of Dallas, Texas, recorded in Volume 86184, Page 4062 of the Deed Records of Dallas County, Texas and being all of CONCOURSE OFFICE PARK, a condominium project according to the Declaration filed March 18, 1986, recorded in Volume 86053, Page 4370, Condominium Records, Dallas County, Texas, Save and Except a 2 foot right-of-way dedication along the west boundary line and a 10 foot by 10 foot corner clip found at the northwest corner of The Registry, an addition to the City of Dallas as shown on plat recorded in Volume 86184, Page 4062, Map Records, Dallas County, Texas, said 8.721 acres being more particularly described as follows:

BEGINNING at a one-half inch iron rod with cap inscribed "RLG" found for the northwest corner of said Lot 1, same being the intersection of the south line of LBJ Freeway (IH 635) (variable width right-of-way) and the east line of Hughes Lane;

THENCE North 89DEG.17'00" East along the south line of LBJ Freeway a distance of
750.47 feet to a one-half inch iron rod found for the northeast corner of said Lot 1;

THENCE South 6DEG.38'30" East a distance of 518.34 feet to a one-half inch iron rod with cap inscribed "RLG" found in the north line of a 15 foot wide alley for the southeast corner of said Lot 1 and the southeast corner of Lot 9, Block 8/7445 of the Huffines Hill Addition, an addition to the City of Dallas;

THENCE North 81DEG.57'35" West along the north line of said 15 foot wide alley and the north line of Huffines Hill Addition a distance of 264.08 feet to a one-half inch iron rod with cap inscribed "RLG" found for corner;

THENCE South 89DEG.28'16" West continuing along the north line of said 15 foot wide alley and the north line of Huffines Hill Addition a distance of 328.05 feet to a one-half inch iron rod with cap inscribed "RLG" found for corner;

THENCE South 87DEG.16'21" West continuing along the north line of said 15 foot wide alley a distance of 231.81 feet to a one-half inch iron rod set in the east line of Hughes Lane for the southwest corner of dais Lot 1;

THENCE North 0DEG.51'51" East along the east line of Hughes Lane and the west line of said Lot 1 a distance of 169.20 feet to an "X" found in concrete;

THENCE North 0DEG.20'10" West continuing along the east line of Hughes Lane and the west line of said Lot 1 a distance of 303.31 feet to a one-half inch iron rod with cap inscribed "RLG" found for corner;

THENCE North 44DEG.28'41" East a distance of 14.18 feet to the POINT OF
BEGINNING;

CONTAINING within the metes recited 8.721 acres of land, more or less.

                                   EXHIBIT "B"
                                   -----------


                                   FLOOR PLAN
                                   ----------


                                [To be Attached]

                             [Graphic of Floorplan]

CONCOURSE OFFICE PARK BUILDING NINE
6340 SECOND FLOOR

                             [Graphic of Floorplan]

CONCOURSE OFFICE PARK BUILDING NINE
6340 FIRST FLOOR
                                       -1-

                                   EXHIBIT "C"
                                   -----------

                              RULES AND REGULATIONS
                              ---------------------


     1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Premises, or for going from one part of the Building to another part of the Building. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairway. Canvassing, soliciting and peddling in the Building are prohibited.

     2. Plumbing fixtures and appliances shall be used only for the purpose for which constructed, and no unsuitable material shall be placed therein. Any stoppage or damage to any such fixtures or appliances from misuse on the part of Tenant or Tenant's officers, agents, contractors, employees, guests and customers shall be paid by Tenant, and Landlord shall not in any case be responsible therefor.

     3. No signs, directories, posters, advertisements, or notices visible to the public shall be painted or affixed on or to any of the windows or external doors. Landlord shall have the right to remove all unapproved signs, directories, posters, advertisements or notices without notice to Tenant and at the expense of Tenant.

     4. Tenant shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty. No cooking, including grills or barbecues, other than cooking using microwave ovens, shall be permitted within the Premises or on any patio adjoining the Premises.

     5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor. All damage done to the Building by the improper placing of such heavy items will be repaired at the sole expense of Tenant. Tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building and the moving shall be done only after written permission is obtained from Landlord on such conditions as Landlord shall require. Upon approval by Landlord of the Plans and Specifications, Landlord shall be deemed to have approved the placement of any items of heavy equipment clearly noted thereon.


     6.   [Intentionally Deleted]

     7.   [Intentionally Deleted]

     8. Tenant shall cooperate with Landlord's employees in keeping the Premises neat and clean.

     9. Tenant shall not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the Premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with them.

     10. No animals shall be brought into or kept in or about the Building, except those assisting the disabled.

     11. No machinery of any kind, other than ordinary office machines such as copiers, fax machines, personal computers and related mainframe equipment, electric typewriters and word processing equipment and any machinery identified on the Plans and Specifications, shall be operated on the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

     12. Tenant shall not use or keep in the Building any flammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials without the prior written approval of the Building manager.

     13. No bicycles, motorcycles or similar vehicles will be allowed in the Building.

     14. No nails, hooks, or screws (other than those necessary for hanging artwork, diplomas, posterboards, etc. on interior walls) shall be driven into or inserted in any part of the Building except as approved by Landlord.

     15. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe. Tenant shall cause its officers, partners and employees to participate in any fire safety or emergency evacuation drills scheduled by Landlord.

     16. No food and/or beverages shall be distributed from the Premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall be permitted to install refrigerators, microwave ovens, small kitchen appliances and coffee machines (but not vending or dispensing machines) for the use of its own employees. No vending machines or dispensing machines of any kind (other than those available solely for the guests and employees of Tenant) will be placed in the Premises by Tenant without the prior written approval of Landlord.

     17. No additional locks shall be placed upon any doors without the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed. All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease and Tenant shall then give Landlord an explanation of the combination of all locks on doors or vaults. Tenant may install additional locks that comply with all applicable codes provided Landlord is provided with keys.

     18. Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. The cost of moving such furnishings for Landlord's access will be at Tenant's expense. EXCEPT FOR THE DEDICATED DEVICES RELATED TO TENANT'S AFTER-HOURS HVAC, THE LIGHTING AND AIR CONDITIONING EQUIPMENT OF THE BUILDING WILL REMAIN THE EXCLUSIVE CHARGE OF PERSONNEL DESIGNATED BY LANDLORD.

     19. No portion of the Building shall be used for the purpose of lodging rooms.

     20. Prior written approval, which approval shall not be unreasonably withheld or delayed, must be obtained for installation of window shades, blinds, drapes or any other window treatment or object that may be visible from the exterior of the Building or affect the heating and cooling of the Building. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant's expense.

     21. Should Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord shall have the right to direct the electricians and installers where and how the wires are to be introduced and placed, and none shall be introduced or placed except as the Landlord shall direct.

     22. No supplemental heating, air ventilation or air conditioning equipment, including space heaters and fans, other than equipment noted on the Plans and Specifications, shall be installed or used by Tenant without the prior written consent of Landlord.

     23. NO SMOKING SHALL BE PERMITTED ANYWHERE WITHIN THE COMPLEX OTHER THAN THOSE SMOKING AREAS DESIGNATED BY THE BUILDING MANAGER.

     24.  No unattended children shall be allowed within the Complex.

     25. Landlord reserves the right to rescind any of these rules and regulations and make such other and further rules and regulations as in its judgment shall from time to time be necessary or advisable for the operation of the Building, providing that such rules and regulations are in writing and uniformly enforced against all other tenants of the Building. Such rules and regulations shall be binding upon Tenant upon delivery to Tenant of notice thereof in writing.

     26. In the event of any inconsistency between these rules and regulations and the terms of the Lease, the terms of the Lease shall control.

                                   EXHIBIT "D"
                                   -----------


                                   WORK LETTER
                                   -----------



     This Work Letter ("Work Letter") describes and specifies the rights and obligations of Landlord and Tenant with respect to the design, construction and payment for the completion of the Initial Improvements within the Premises.

     1. DEFINITIONS. Terms which are defined in the Lease shall have the same meaning in this Work Letter. Additionally, as used in this Work Letter, the following terms (when delineated with initial capital letters) shall have the respective meaning indicated for each as follows:

          (a) CONSTRUCTION ALLOWANCE shall mean the sum of $15.00 multiplied by the Rentable Area of the Premises.

          (b) DESIGN ALLOWANCE shall mean the sum of $1.00 multiplied by the Rentable Area of the Premises.

          (c) SPACE PLAN shall mean the space plan dated N/A , 19___, prepared by Interprise, and showing the general configuration of the Initial Improvements. If no Space Plan has been agreed upon by Landlord and Tenant as of the execution date of this Lease, "Space Plan" shall mean the Space Plan described in Paragraph 2 below.

          (d)  PLANS AND SPECIFICATIONS shall mean the detailed construction
documents for the Initial Improvements dated   N/A   , 19____, prepared by
Interprise. If no Plans and Specifications have been agreed upon by Landlord and Tenant as of the execution date of this Lease, "Plans and Specifications" shall mean the Plans and Specifications described in Paragraph 2 below.

          (e) WORK shall mean all materials and labor to be added to the existing improvements in the Premises, if any, in order to complete the installation of the Initial Improvements within the Premises for Tenant in accordance with the Plans and Specifications, including, without limitation, all air balancing and other mechanical adjustments to Building equipment serving the Premises and all voice and data cabling. Tenant acknowledges and agrees that only Building Standard materials may be utilized in the performance of the Work unless otherwise approved by Landlord in writing, such approval not to be unreasonably withheld. The Work shall not include the purchase and installation of any telephone or other communications equipment unless specifically included on the Plans and Specifications.

          (f) DESIGN WORK shall mean the preparation of the Space Plan and the Plans and Specifications.

          (g) COST OF THE WORK shall mean the cost of performing the Work. The Cost of the Work shall include all permit fees and a construction management fee to Landlord in the amount of three percent (3%) of all hard costs. Landlord shall not charge the Contractor or any subcontractor for utilities, toilets, security, elevator service or parking.

          (h) COST OF THE DESIGN WORK shall mean the cost of performing the Design Work.

          (i) EXCESS CONSTRUCTION AMOUNT shall mean the amount by which the Cost of the Work exceeds the Construction Allowance.

          (j) EXCESS DESIGN AMOUNT shall mean the amount by which the Cost of the Design Work exceeds the Design Allowance.

          (k) CHANGE COSTS shall mean any increase in the Cost of the Work attributable to any change in the scope of the Work requested or made necessary by Tenant or its representatives that causes the Cost of the Work to exceed the Construction Allowance (including the Deferred Excess Amount (as defined in Paragraph 4)), including, without limitation, (i) a direction by Tenant to add to, modify or omit any item of Work contained in the Space Plan or the Plans and Specifications, (ii) any additional architectural or engineering services, (iii) any changes to materials in the process of fabrication, (iv) the cancellation or modification of supply or fabricating contracts, or(v) the removal or alteration of any Work completed or in process.

          (l) WORKING DAYS shall mean all days of the week other than Saturday, Sunday, and legal holidays.

          (m) CONTRACTOR shall mean the general contractor selected by Landlord to perform the Work. Landlord shall competitively bid the Work to at least three (3) mutually agreeable contractors off of Landlord's approved list (which is attached hereto as EXHIBIT "D-1") and Landlord agrees to accept the lowest conforming bid. Landlord reserves the right to replace the initial Contractor and/or to engage other contractors.

          (n) CONSTRUCTION MANAGER shall mean any third party engaged by Tenant to manage or inspect the performance of the Work. The choice of Construction Manager shall be subject to the prior written approval of Landlord, such approval not to be unreasonably withheld. Landlord hereby approves of The Staubach Company as Construction Manager.

     2. APPROVAL OF DESIGN PROFESSIONALS; SPACE PLAN AND PLANS AND SPECIFICATIONS. All design professionals engaged by Tenant, including, without limitation, architects, engineers and interior designers shall be subject to the prior written approval of Landlord, such approval not to be unreasonably withheld. Landlord hereby approves Interprise as architect for the Initial Improvements. If the Space Plan and/or the Plans and Specifications have not been completed by the execution date of this Lease, then within sixty (60) days after the execution of this Lease, Tenant and Landlord shall agree upon a final space plan and Tenant shall prepare and deliver construction documents to Landlord for approval. Landlord shall approve or disapprove such construction documents within ten (10) days after receipt thereof. The failure of Landlord to disapprove such construction documents within such ten (10) day period shall constitute approval by Landlord. If Landlord does not approve such construction documents, Landlord shall specifically identify its objections and Tenant shall revise such construction documents to address Landlord's objections and re-submit the same to Landlord for approval within ten (10) days thereafter.
The preceding three sentences shall be implemented repeatedly until Landlord shall have approved Tenant's construction documents. Upon approval by Landlord, such construction documents shall constitute the "Plans and Specifications" hereunder. Notwithstanding anything contained herein to the contrary, Landlord's approval rights shall be limited to the following: (i) compliance with all applicable laws, (ii) no material adverse effect on flee structure, systems or visible exterior aesthetics of the Building, Service Areas or Common Areas, and
(iii) conformance with the Building's mechanical, electrical and plumbing design capacity.

     3. COMPLIANCE WITH APPLICABLE LAWS. Tenant acknowledges that the Plans and Specifications will be prepared by a third party architect and that Landlord shall have no responsibility for compliance of the Plans and Specifications with applicable federal, state and local statutes, codes, ordinances and other regulations, and the approval of the Plans and Specifications by Landlord shall not constitute an indication, representation or certification by Landlord that such Plans and Specifications are in compliance with said statutes, codes, ordinances and other regulations. Tenant further acknowledges that the Plans and Specifications for the Initial Improvements will either be prepared under the direction of and pursuant to the instructions of Tenant, or be reviewed and approved by Tenant, and Landlord shall not be liable to Tenant or any other party for any injury or liability resulting from or arising out of any defect or insufficiency in the Plans and Specifications except to the extent attributable to changes to the Plans and Specifications required by Landlord.

     4. APPLICATION OF ALLOWANCES; PAYMENT OF EXCESS AMOUNTS. Landlord shall make the Design Allowance available to Tenant to pay for the Cost of the Design Work upon the submission of written invoices and shall credit the Construction Allowance against the Cost of the Work. Any Excess Design Amounts or Excess Construction Amounts shall be paid by Tenant. Landlord may, at its option, prior to the commencement of the Work, provide Tenant with an estimate of the Excess Construction Amount. Tenant shall, as a condition to the commencement of the Work, deposit the full amount of the estimated Excess Construction Amount with Landlord (the "Construction Deposit"). The Construction Deposit shall be applied by Landlord against the Excess Construction Amount. Any excess in the Construction Deposit shall be refunded to Tenant within thirty (30) days following the Commencement Date and any deficiency in the Construction Deposit shall be paid by Tenant to Landlord within thirty (30) days following written demand. If Landlord does not require a Construction Deposit, Landlord shall invoice Tenant for the Excess Construction Amount following completion of the Work and Tenant shall pay such sum to Landlord within thirty (30) days thereafter. The Design Allowance may not be used for any purpose other than for payment of the Cost of the Design Work and, except as otherwise expressly provided in the Lease or this Work Letter, the Construction Allowance may not be used for any purpose other than for payment of the Cost of the Work. No portion of either Allowance may be applied against Rent. Notwithstanding anything contained herein to the contrary, Tenant shall be entitled to utilize any unused portion of the Design Allowance to pay shortages in the Construction Allowance, and may utilize shortages in either Allowance for subsequent refurbishment of the Premises (the "Refurbishment Allowance"). Tenant may request payment of the Refurbishment Allowance at any time during the Lease

Term upon submission to Landlord of invoices evidencing expenditures made by Tenant for the improvement of the Premises and payment shall be made by Landlord within thirty (30) days thereafter. In addition, provided that no Event of Default shall then exist under this Lease and Tenant has occupied the Premises, Tenant shall be entitled to defer payment of a portion of the Excess Amount (the "Deferred Excess Amount") not in excess of the sum of $3.00 multiplied by the Rentable Area of the Premises, as follows:

     The Deferred Excess Amount shall be treated as a loan from Landlord to Tenant advanced on the first day of the month preceding the Commencement Date, maturing upon the expiration date of the initial Lease Term, bearing interest at eleven percent (11.0%) per annum, compounded monthly, and payable in equal monthly installments. The amount of each monthly installment shall be added to the Base Rental and shall be payable monthly as provided in Section 5 of the Lease. Payments received shall be applied first toward accrued interest on the Deferred Excess Amount and the balance in reduction of the principal of the Deferred Excess Amount. Upon the occurrence of an Event of Default, the unpaid principal portion of the Deferred Excess Amount, and all accrued but unpaid interest, shall be immediately due and payable in full without further notice of any kind, Tenant hereby waiving demand, notice of intent to accelerate, notice of acceleration and all other notices.

The portion of the Excess Amount, if any, in excess of the Deferred Excess Amount shall be due and payable within thirty (30) days following submission of an invoice therefor by Landlord. Upon calculation by Landlord of the Deferred Excess Amount and the amount of the resulting adjustment to the monthly installment of Rent, Landlord and Tenant shall enter into an amendment to this Lease adjusting the Base Rental payable by Tenant.

     5. CHANGE COSTS. Tenant shall at all times pay all Change Costs incurred by Landlord, which Change Costs shall be paid as a condition precedent to Landlord implementing the change in question.

     6. FAILURE TO PAY. The amounts payable by Tenant to Landlord hereunder shall constitute Rent, and Tenant's failure to make any such payment when due shall constitute a default under the Lease, entitling Landlord, subject to any applicable notice and/or grace periods provided in the Lease, to exercise any or all of its remedies under the Lease or this Work Letter.

     7. PERFORMANCE OF WORK AND DELAYS. Following final approval of the Plans and Specifications, Landlord shall instruct the Contractor to proceed with the Work. If a delay shall occur in the completion of the Work as the result of (i) any state of facts described in the definition of Change Costs, (ii) the fact that Work which is non-Building Standard requires a lead time (not due to Landlord default or error) to obtain or construction time to perform, in excess of that required for Work which is Building Standard, as reasonably determined by Landlord, (iii) the failure of Tenant to make the Construction Deposit, or
(iv) any other act or omission of Tenant, its agents or employees or the Construction Manager, including any violation of the provisions of the Lease or any delay in giving authorizations or approvals pursuant to this Work Letter, then any such delay shall be considered a Tenant Delay and will be subject to the terms of SECTION 3(b) of the Lease.

     8. CHANGE ORDERS. All changes and modifications in the Work from that contemplated in the Plans and Specifications, whether or not such change or modification gives rise to a Change Cost, must be evidenced by a written Change Order executed by both Landlord and Tenant. In that regard, Tenant shall submit to Landlord such information as Landlord shall require with respect to any Change Order requested by Tenant. After receipt of a requested Change Order, together with such information as Landlord shall require with respect thereto, Landlord shall return to Tenant either a proposed form of Change Order (which shall show any increase in the Cost of the Work) which will evidence Landlord's approval thereof, or a statement disapproving such requested Change Order and stating the reasons for disapproval. Tenant shall execute and return any approved Change Order to Landlord as a condition to the implementation of the change in question.

     9. PUNCHLIST. Prior to the Commencement Date, Landlord and Tenant shall conduct a walk-through of the Premises and specify in writing the Punchlist Items which remain to be performed by Landlord; and except for the Punchlist Items so identified, and the obligation of Landlord to correct defective work pursuant to Paragraph 11 of this Work Letter and latent defects pursuant to
SECTION 48 of the Lease, all obligations of Landlord in regard to the Work shall be deemed to have been satisfied. Landlord shall have the right to enter the Premises to complete the Punchlist Items, and entry by Landlord, its agents, servants, employees or contractors for such purpose shall not relieve Tenant of any of its obligations under the Lease or impose any liability on Landlord or its agents, servants, employees or contractors. Tenant may require that all Punchlist Items be performed after Normal Business Hours.

     10. NOTICES. All notices required or contemplated hereunder shall be given to the parties in the manner specified for giving notices under the Lease.

     11. WARRANTY. Landlord warrants that the Initial Improvements will be free from material defects in workmanship and material and will comply with the Plans and Specifications in all material respects. If within one (1) year after the earlier to occur of (i) the date of Substantial Completion of the Work, if the work is being supervised by an architect engaged by Tenant, or (ii) in all other cases, the date of the walk-through inspection referenced in Paragraph 9 of this Work Letter, any part of the Initial Improvements is found not to be in compliance with the foregoing warranty, Landlord shall correct the non-compliance promptly at its own expense after receipt of written notice from Tenant. Tenant shall give any such notice promptly after discovery of the defective condition. The warranty described in this Paragraph 11 shall terminate and be of no further force or effect with respect to any notices received by Landlord after the one-year period referenced in this Paragraph 11. Notwithstanding anything contained herein to the contrary, Landlord provides no material warranty on any non-Building Standard materials incorporated by Tenant into the Initial Improvements nor any workmanship warranty with respect to contractors or subcontractors specially requested by Tenant and not generally utilized by Landlord.

     12. USE OF BUILDING STOCK. Tenant shall be entitled to retain and use, without charge, any existing improvements within the Premises, including but not limited to cabling and conduit, the raised computer flooring, any capital equipment serving the Premises and all non-Building Standard materials currently located within the Building. Notwithstanding the foregoing, Tenant shall have no right to use, without paying Landlord's standard charge, the boxed ceiling tile, door frames, supply grilles, doors, sheet rock or wall studs currently located within the Premises. Landlord's standard charges for such items is attached hereto as EXHIBIT "D-2"

     13. EARLY ACCESS TO PREMISES. Tenant shall be entitled to access the Premises thirty (30) days prior to the anticipated Commencement Date for the purpose of installing telephones, data cabling and furniture; provided, however, Tenant shall coordinate such activities with Landlord and the Contractor in a manner that will not delay or increase the cost of construction of the Initial Improvements.

                                  EXHIBIT "D-1"
                                  -------------


                         CARTER-CROWLEY PROPERTIES, INC.
                              APPROVED CONTRACTORS
                              --------------------


- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
          CONTRACTORS               NAMES            PHONE #           FAX #
- -------------------------------------------------------------------------------
  Abstract Construction       Cynthia Jacobs        620-9438         243-0465
- -------------------------------------------------------------------------------
  Benchmark Group             Bill Luveless         960-6999         960-1561
- -------------------------------------------------------------------------------
  Constructors &
  Associates, Inc.            David Snyder          520-3353         520-0413
- -------------------------------------------------------------------------------
  The Hooker Company          Gary Hooker           241-6546         241-6671
- -------------------------------------------------------------------------------
  Innerspace Contruction      Chris Sidwa           387-0462         387-4022
- -------------------------------------------------------------------------------
  Kibler/Scott Interiors      Chris Scott           358-4685         956-7473
- -------------------------------------------------------------------------------
  Pacific Builders            Jim Perry             358-4400         358-4205
- -------------------------------------------------------------------------------
  McFadden & Miller*          Mark Jacobson         350-2356         350-4274
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

*SPECIALTY ITEMS ONLY

                                  EXHIBIT "D-2"
                                  -------------


                             MATERIAL COST BREAKDOWN
                             -----------------------


         Item            Quantity         Cost           Total
Door Frames                 53         $  15.00        $  795.00
2X2 Supply Grilles          59         $  18.00        $1,062.00
Drywall                    148         $   5.76        $  852.00
Metal Studs                327         $   1.36        $  445.00
Ceiling Tiles              228         $   2.47        $  563.00
Doors                        2         $ 232.00        $  464.00

                                   EXHIBIT "E"
                                   -----------
                                     PARKING
                                     -------
     This EXHIBIT "E" ("Parking Exhibit") describes and specifies Tenant's nonexclusive right to use (i) eighty-two (82) parking spaces (the "Spaces") located within the Building's parking garage ("Parking Garage"), and (ii) the surface parking areas on the Property. Tenant shall also be entitled, free of charge, to the exclusive use of the eight (8) surface spaces identified on EXHIBIT "E-1" attached hereto, which shall be marked by Landlord as "Reserved for Tenant".

     1. DEFINITIONS. The terms which are defined in the Lease shall have the same meaning in this Parking Exhibit.

     2. GRANT AND RENTAL FEE. Provided no Event of Default has occurred and is continuing under the Lease, Tenant shall be permitted the nonexclusive use of the Spaces during the Lease Term at a monthly rate of $ -0- per Space (together with any applicable tax thereon) and subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord or the manager of the Parking Garage.

     3    LANDLORD'S FAILURE TO PROVIDE SPACES. In the event all or a portion of the Spaces become unavailable to Tenant, Landlord shall use reasonable efforts to provide Tenant with reasonably satisfactory alternative parking arrangements until the use of such Spaces is restored. Notwithstanding anything contained herein to the contrary, Tenant shall have no right to terminate this Lease by reason of the failure, for any reason (other than willful breach of this Lease by Landlord), to provide or make available the Spaces or the inability of Tenant to utilize all or any portion of the Spaces, unless twenty-five percent (25 %) or more of the Spaces are unavailable for a period in excess of sixty (60) days during a period when Tenant is occupying the Premises and Landlord has failed during such sixty (60) day period to provide reasonably satisfactory alternative parking arrangements for Tenant.


     4. RISK. All motor vehicles (including all contents thereof) shall be parked in the Spaces at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. LANDLORD SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY PROPERTY DAMAGE AND/OR PERSONAL INJURY WHICH MIGHT OCCUR IN THE PARKING GARAGE OR ON THE SURFACE PARKING AREAS ON THE PROPERTY OR AS A RESULT OF OR IN CONNECTION WITH THE PARKING OF MOTOR VEHICLES IN ANY OF THE SPACES, AND TENANT HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD LANDLORD HARMLESS FROM AND AGAINST ANY AND ALL COSTS, CLAIMS, EXPENSES, AND/OR CAUSES OF ACTION WHICH LANDLORD MAY INCUR IN CONNECTION WITH OR ARISING OUT OF TENANT'S USE OF THE SPACES EXCEPT TO THE EXTENT ATTRIBUTABLE TO THE NEGLIGENCE OF LANDLORD.

     5. RULES AND REGULATIONS. In its use of the Spaces, Tenant shall follow all rules and regulations promulgated by Landlord or the manager of the Parking Garage, as applicable, as the same may be amended from time to time in accordance with the terms of EXHIBIT "C".

     6. DEFAULT. Upon the occurrence of an Event of Default by Tenant under the Lease, Landlord shall be entitled to terminate Tenant's right to utilize the Spaces.

     7. ACCESS. Landlord shall be entitled to utilize whatever access device Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to assure that only those persons leasing spaces in the Parking Garage are using the parking spaces therein. In the event Tenant, its agents or employees wrongfully park in any of the Parking Garage's spaces or reserved surface spaces, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $50.00 for each such occurrence. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefor, and the failure to pay any such amount within ten (10) days after written notice shall additionally be deemed an Event of Default under the Lease, entitling Landlord to all of its rights and remedies hereunder and thereunder

     8. SURFACE PARKING. The surface parking areas on the Property are provided for the nonexclusive and common use of Landlord, all tenants of the Building, and their respective guests and invitees. Utilization of the surface parking is subject to availability (and Landlord shall have no obligation to provide a specific number of surface parking spaces to Tenant) and to such rules and regulations as may be promulgated by Landlord, from time to time in accordance with the terms of EXHIBIT "C".

                                  EXHIBIT "E-1"
                                  -------------


                             RESERVED PARKING SPACES
                             -----------------------

                                   EXHIBIT "F"
                                   -----------
                           BUILDING STANDARD MATERIALS
                           ---------------------------



BUILDING STANDARD SPECIFICATION LIST

Property name: Concourse Office Park - Buildings 6310, 6320, 6330, 6350, 6370, 6380



- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
             ITEM                              MANUFACTURER                    STYLE                        FINISH
- ------------------------------------------------------------------------------------------------------------------------
  Passage Set                              Schlage                    D-10S-ATH                        Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Interior/Corridor Lockset                Schlage                    D-53 PD-ATH                      Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Door Closers                             Yale                       3000 Series                      Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Door Stops                               Trimco                     Floor Mount                      Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Door Hinges                              Stanley                    US10B                            Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Doors (prefinished sample must be        3'0 x 6'8"                 Birch                            Natural Satin
  approved by management)                                             (Hollow int. solid ext.)
- ------------------------------------------------------------------------------------------------------------------------
  Door Frames                              Timely 3'0" x 6'8"         36C-445                          Brownstone
- ------------------------------------------------------------------------------------------------------------------------
  Ceiling Tile                             Armstrong                  755B - 2'x 4'                    Acoustical
- ------------------------------------------------------------------------------------------------------------------------
  Exterior Diffuser                        Krueger                    #4604 - 2'x 2'                   White
- ------------------------------------------------------------------------------------------------------------------------
  Interior Diffuser                        Krueger                    #4604 - 2'x 2'                   White
- ------------------------------------------------------------------------------------------------------------------------
  Return Air Grills                        Plastic                    Grid Core                        White
- ------------------------------------------------------------------------------------------------------------------------
  Light Fixtures w/Cool White R40 Bulbs    Lithinia                   2-GT-440                         2'x2'4 lamp
- ------------------------------------------------------------------------------------------------------------------------
  Flexible Duct                            ATCO Rubber                Flexible Duct                    8"
- ------------------------------------------------------------------------------------------------------------------------
  Mini Blinds                              Bali                       l" Blinds                        Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Thermostats                              White Rodgers              1F97-71                         Auto-changeover
- ------------------------------------------------------------------------------------------------------------------------
  Carpet                                   Shaw                       Cypress Point III, 30 oz.
  VCT                                      Armstrong                  Excelon
- ------------------------------------------------------------------------------------------------------------------------
  Base                                     Shaw                       4"
                                           Roppe                      4"
- ------------------------------------------------------------------------------------------------------------------------
  Sprinkler Heads                          N/A                        N/A                              N/A
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------


Other: Corridor Vinyl (Bldg. 6330 PAINTED) - Curvwall - Grit
     Corridor Paint - Sherwin Williams -
     Laminate - Wilson Art
     Key Way - Schlage - C

NOTE: ALL DOORS THAT HAVE CLOSER ARE REQUIRED TO HAVE BALL BEARING HINGES.

                      BUILDING STANDARD SPECIFICATION LIST
                      ------------------------------------


Property name: Concourse Office Park - Buildings 6340, 6360, 6390


- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
             ITEM                           MANUFACTURER                       STYLE                         FINISH
- ------------------------------------------------------------------------------------------------------------------------
  Passage Set                             Schlage                     L9O1OO5L613 Full Mortise           Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Interior/Corridor Lockset               Schlage                     L945305A613 Full Mortise           Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Door Closers                            Yale                        3000 Series                        Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Door Stops                              Trimco                      Floor Mount                        Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Door Hinges                             Stanley                     US10A                              Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Doors (prefinished sample must be       Buell Door                  Solid Core                         Stained
  approved by management)
- ------------------------------------------------------------------------------------------------------------------------
  Door Frames                             Timely 3'0" x 8'4"          36C-445                            Brownstone
- ------------------------------------------------------------------------------------------------------------------------
  Ceiling Tile                            Armstrong                   755B - 2' x 4'                     Acoustical
- ------------------------------------------------------------------------------------------------------------------------
  Exterior Diffuser                       Krueger                     #4604 - 2'x 2'                     White
- ------------------------------------------------------------------------------------------------------------------------
  Interior Diffuser                       Krueger                     #4604 - 2'x 2'                     White
- ------------------------------------------------------------------------------------------------------------------------
  Return Air Grills                       Plastic                     Grid Core                          White
- ------------------------------------------------------------------------------------------------------------------------
  Light Fixtures w/Cool White R40 Bulbs   Wright Light                SST-440-A12                        277v 4 lamp
- ------------------------------------------------------------------------------------------------------------------------
  Flexible Duct                           ATCO Rubber                 Flexible duct                      8"
- ------------------------------------------------------------------------------------------------------------------------
  Mini Blinds                             Bali                        1" Blinds                          Bronze
- ------------------------------------------------------------------------------------------------------------------------
  Thermostats                             Robert Shaw                 T-18-301 Direct Action             Silver
                                                                      T-19-301 Reverse Action
- ------------------------------------------------------------------------------------------------------------------------
  Carpet                                  Shaw                        Cypress Point III, 30 oz.
  VCT                                     Armstrong                   Excelon
- ------------------------------------------------------------------------------------------------------------------------
  Base                                    Shaw                        4"
                                          Roppe                       4"
- ------------------------------------------------------------------------------------------------------------------------
  Sprinkler Heads                         Central                     456A-SSP2                          Chrome
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------


Other:    Corridor Vinyl - Curvwall - Grit - TBD
          Corridor Carpet - 8 yrs. old - spec not available
          Corridor Base - Matches carpet
          Key Way - Schlage - E


NOTE: ALL DOORS THAT HAVE CLOSER ARE REQUIRED TO HAVE BALL BEARING HINGES.

                                   EXHIBIT "G"
                                   -----------


                                 RENEWAL OPTION
                                 --------------


     Provided that, at the time of Tenant's exercise of the Option (defined below) and upon the commencement of the First Renewal Term (defined below), this Lease is in full force and effect and there is no Event of Default under this Lease, Tenant shall have the option ("Option") to renew this Lease as follows:

     Tenant may, by notifying Landlord of its election in writing not less than one hundred and fifty (150) days prior to the end of the Lease Term, renew this Lease for an additional term ("First Renewal Term") beginning on the date next following the expiration date of the Lease Term and continuing for five (5) Lease Years thereafter. Such renewal shall include the Premises, as well as any other space within the Building then being leased by Tenant as of the date of exercise of the Option. The renewal of this Lease will be upon the same terms, covenants, and conditions applicable during the Lease Term, as provided in the Lease, except that (a) the Base Rental payable during the First Renewal Term shall be an amount equal to the existing "market rental rate" (as defined below) as of the date on which the First Renewal Term commences, (b) the defined term "Lease Term" shall be deemed to include the "First Renewal Term", (c) no concessions applicable during the initial Lease Term (such as construction allowances, moving allowances or free rent) shall be applicable during the First Renewal Term, and (d) Tenant shall possess no further renewal options. As used herein, the phrase "market rental rate" shall mean the prevailing market rental rate (stated in the form of a dollar amount per rentable square foot) which would be charged under a comparable lease to a tenant comparable in size and credit standing to Tenant for comparable space in the Building and in buildings of similar age and quality to the Building in an area within a three (3) mile radius of the Building (the "Comparison Area") for a term of similar duration, taking into account customary allowances, concessions and base year operating expense adjustments. The failure of Tenant to exercise the Option within the time period set forth herein shall constitute a waiver and termination of such Option. In addition, the occurrence of an Event of Default during the Lease Term and any Transfer by Tenant, whether or not with the approval of Landlord, other than an Affiliate Transfer, shall terminate the Option.

     The determination of such market rental rate shall, for all applications in this Lease, be made using the following procedure:

     (1) Whenever, pursuant to the terms of this Lease, a determination must be made of the "market rental rate" Landlord shall deliver such determination to Tenant in writing within ten (10) days. If Tenant accepts such determination by Landlord in writing, within ten (10) days following Tenant's receipt of such determination, such determination by Landlord of the market rental rate for that applicable portion of the Lease shall irrevocably become the "market rental rate."

     (2) If Tenant notifies Landlord, within ten (10) days following its receipt of Landlord's determination of market rental rate, that it objects to such determination as not accurately reflecting the "market rental rate" or fails to respond within such ten (10) day period ("Tenant's Notice of Objection"), then Landlord's determination of market rental rate referred to in paragraph 1 above shall thereafter not be effective, and instead the following procedure shall be implemented to determine the "market rental rate":


          (a) Within ten (10) days following Landlord's receipt (or deemed receipt) of Tenant's Notice of Objection, Landlord shall select and notify Tenant of its selection of an independent real estate broker from a recognized commercial real estate brokerage firm knowledgeable in the commercial real estate market in the Comparison Area (the "Landlord's Market Broker"). Landlord shall cause such broker to analyze the then existing market conditions, prepare and deliver to Landlord and Tenant, within ten (10) days following Landlord's selection of Landlord's Market Broker, such broker's determination of the "market rental rate" for the space to be leased by Tenant within the Building to which such market rental rate shall apply. If Tenant accepts in writing such determination of market rental rate presented by Landlord's Market Broker within ten (10) days following Tenant's receipt of such determination by Landlord's Market Broker, then such determination by Landlord's Market Broker of the "market rental rate" for that applicable portion of this Lease shall irrevocably become the "market rental rate".

          (b) If Tenant notifies Landlord, within ten (10) days following its receipt of Landlord's Market Broker's determination of the "market rental rate", that it objects to such determination as not accurately reflecting such market rental rate or fails to respond within such ten (10) day period ("Tenant's Notice of Objection to Landlord's Market Broker's Determination"), then the following procedure shall be implemented to determine the "market rental rate":

               (i) Within ten (10) days following Landlord's receipt (or deemed receipt) of Tenant's Notice of Objection to Landlord's Market Broker's Determination, Tenant shall select, and shall notify Landlord of its selection of, an independent real estate broker from a recognized commercial real estate brokerage firm knowledgeable in the commercial real estate market in the Comparison Area (the "Tenant's Market Broker"). Tenant shall cause such broker to analyze the then existing market conditions, and prepare and deliver to Landlord and Tenant within ten (10) days following Tenant's selection of Tenant's Market Broker, such broker's determination of the "market rental rate" for the space to be leased by Tenant within the Building to which such market rental rate shall apply. If Landlord accepts in writing such determination of market rental rate presented by Tenant's Market Broker within ten (10) days following Landlord's receipt of such determination by Tenant's Market Broker, then such determination by Tenant's Market Broker of the "market rental rate" for that applicable portion of the Lease shall irrevocably become the "market rental rate".

               (ii) If Landlord notifies Tenant, within ten (10) days following its receipt of Tenant's Market Broker's determination of the "market rental rate", that it objects to such determination as not accurately reflecting such market rental rate or fails to respond within such ten (10) day period ("Landlord's Notice of Objection to Tenant's Market Broker's Determination"), then Landlord shall, within five (5) days thereafter, direct both Landlord's Market Broker and Tenant's Market Broker to select within ten (10) days thereafter, and notify Landlord and Tenant of their selection of, a third independent real estate broker from a recognized commercial real estate brokerage firm knowledgeable in the commercial real estate market of the Comparison Area (the "Third Market Broker"). Such Third Market Broker shall analyze the then existing market conditions and prepare and deliver, within ten (10) days following selection of such Third Market Broker, to Landlord, Tenant, Landlord's Market Broker and Tenant's Market Broker such Third Market Broker's determination of the "market rental rate" for the space to be leased by Tenant within the Building to which such market rental rate shall apply. If the Third Market Broker's determination of market rental rate falls between (x) the rental rate determined by Landlord's Market Broker, expanded 5 % both higher and lower from such rental rate, and (y) the rental rate determined by Tenant's Market Broker, expanded 5% both higher and lower from such rental rate, then such Third Market Broker's determination of "market rental rate" shall be irrevocably binding upon both Landlord and Tenant. However, if the Third Market Broker's determination of the "market rental rate" is a number not between (x) and (y) from the previous sentence, then the final, irrevocable determination of the "market rental rate" which shall be binding upon both Landlord and Tenant, will be calculated by adding together the two closest appraisals of the three determinations from the three brokers, and dividing such sum by two. Both Landlord and Tenant acknowledge that determination of the "market rental rate" which is derived from such procedure shall be irrevocably binding upon both Landlord and Tenant.

          (c) Notwithstanding any provisions elsewhere in this Lease allocating the payment of expenses, Landlord agrees to pay the expenses associated with the services of Landlord's Market Broker, Tenant agrees to pay the expenses associated with the services of Tenant's Market Broker, and both Landlord and Tenant agree to jointly and equally pay the expenses associated with the services of the Third Market Broker.

                                   EXHIBIT "H"
                                   -----------


                             RIGHT OF FIRST REFUSAL
                             ----------------------


     If, during the initial Lease Term, Landlord shall receive an offer which Landlord is willing to accept (the "Offer") to lease vacant space within either of Building 6330 or 6360 within the Complex (the "Refusal Space") and provided that this Lease is in full force and effect and there is no uncured Event of Default under this Lease, Tenant shall have a right of first refusal ("Right of First Refusal") to lease all (but not part) of the portion of the Refusal Space that is the subject of the Offer (the "Subject Space") upon the same terms and conditions contained in the Offer; provided, however, the lease term for the Subject Space shall be the same as the remaining Lease Term of this Lease, and if the remaining Lease Term is shorter than the term stated in the Offer, the rental rate in the Offer shall be adjusted by Landlord in accordance with its standard pricing procedures to take into account the shorter period within which Landlord may recover any allowances, concessions or other costs to be paid by Landlord as set forth in the Offer. Notwithstanding the foregoing, if Landlord receives the Offer within the first eighteen (18) months of the Lease Term, Tenant may elect to lease the Subject Space upon the same terms and conditions of this Lease, except that all Allowances will be reduced by a fraction, the numerator of which will be the number of full months which have elapsed between the Commencement Date and the date sixty (60) days after the date on which Landlord notifies Tenant of the Offer, and the denominator of which shall be sixty (60). If, within ten (10) days after Landlord gives Tenant written notice of the Offer (including a statement of the material terms and conditions thereof), Tenant does not notify Landlord in writing that Tenant elects to lease the Subject Space, then Landlord may enter into a Lease with the prospective tenant who made the Offer on substantially the same terms and conditions contained therein; provided, however, if Landlord fails to lease the Subject Space to the prospective tenant who made the Offer within six (6) months thereafter, Tenant's Right of First Refusal with respect to such space shall be reinstated and apply again to any subsequent Offer for such space. In addition, if the Subject Space is less than all of the Refusal Space, and the remainder of the Refusal Space is adjacent to the Premises, Tenant's failure to exercise the Right of First Refusal with respect to the Subject Space shall not prejudice its Right of First Refusal with respect to the remainder of the Refusal Space. Except as provided in the preceding two sentences, the failure of Tenant to exercise the Right of First Refusal within the time period set forth herein shall constitute a waiver and termination of the Right of First Refusal. If Tenant timely notifies Landlord of its intention to lease the Subject Space, Landlord and Tenant shall promptly enter into an amendment to this Lease adding the Subject Space to the Premises and otherwise incorporating the terms and conditions of the Offer. Any termination of this Lease during the Lease Term and any Transfer by Tenant, whether or not with the approval of Landlord, other than an Affiliate Transfer, shall terminate this Right of First Refusal. Notwithstanding anything contained herein to the contrary, Tenant's Right of First Refusal shall be subject to all currently existing renewal, expansion and first refusal/offer rights in favor of existing tenants and the right of Landlord to renew the lease of any existing tenant (whether pursuant to a renewal option or otherwise) as long as such renewal does not result in the expansion of such tenant's premises.

                                   EXHIBIT "I"
                                   -----------


                                MOVING ALLOWANCE
                                ----------------


     Provided that Tenant has occupied the Premises and that no Event of Default shall then exist under this Lease, Landlord shall pay to Tenant a moving allowance (the "Moving Allowance") in an amount equal to the lesser of (i) the actual relocation costs incurred by Tenant in moving from Tenant's current locations to the Building, and (ii) $1.00 multiplied by the Rentable Area of the Premises. The Moving Allowance shall be paid within thirty (30) days following the later of (j) the date upon which Tenant actually commences the conduct of its business in the Premises, and (ii) the date on which all supporting invoices have been submitted to Landlord. All requests for the Moving Allowance must be supported by invoices or other evidence of relocation cost reasonably satisfactory to Landlord. As used herein, the term "relocation costs" shall mean sums paid for professional movers, printing of new stationery and business cards, cabling and phone installation costs, and such other reasonably related costs and expenses as shall be approved by Landlord. Any unused portion of the Moving Allowance may be utilized by Tenant to increase the Construction Allowance.

                                   EXHIBIT "J"
                                   -----------


                             ROOF TOP INSTALLATIONS
                             ----------------------


     Landlord hereby grants Tenant a license, for so long as no Event of Default exists under the Lease, and without charge, to install an antenna, a transmitter and a satellite dish and other communications equipment (the "Communications Equipment") upon the roof of the Building at a location approved by Landlord in its sole discretion, together with the right to use a chase or other accessways for wiring between the Premises and the Communications Equipment. Tenant shall be responsible for ensuring that the Communications Equipment complies with all applicable codes, ordinances and private deed restrictions and any applicable rules and regulations of the FCC and/or FAA. Tenant shall submit plans and specifications for the Communications Equipment to Landlord for approval prior to installation, such approval not to be unreasonably withheld or delayed. All installation and maintenance costs related to the Communications Equipment shall be the sole responsibility of Tenant. In no event shall the Communications Equipment be affixed to the roof of the Building in a manner which penetrates the roof without the prior written consent of Landlord. Tenant, at its sole cost and expense, shall remove such Communications Equipment upon the termination of this Lease and repair any damage to the Building caused by such removal.

     Landlord also grants Tenant the right, for as long as no Event of Default exists under the Lease, to use the supplemental HVAC unit on the roof of the Building.

                                   EXHIBIT "K"
                                   -----------


                              RIGHT OF FIRST OFFER
                              --------------------


     If, during the initial Lease Term, a current tenant in either Building 6330 or 6360 vacates its space and Landlord elects to lease to third parties all or any part of such space ("Offer Space"), and provided that this Lease is in full force and effect and there is no uncured Event of Default under this Lease, Tenant shall have an initial right of first offer ("Right of First Offer") to lease all (but not part) of the portion of the Offer Space that Landlord elects to lease to third parties (the "Subject Space") prior to Landlord leasing the Subject Space to any third party. Prior to Landlord leasing the Subject Space to third parties, Landlord shall first offer to lease the Subject Space to Tenant by written notice. Tenant shall have the right for five (5) days following the receipt of such notice to submit a written offer (the "Offer") to Landlord to lease all (but not less than all) of the Subject Space. The Offer shall contain all of the material terms and conditions upon which Tenant would be willing to lease the Subject Space, including, without limitation, rental rate, allowances and concessions, term, and date of requested occupancy. If, within five (5) days after Landlord gives Tenant such written notice, Tenant does not submit an Offer to Landlord, then Tenant's rights to lease the Subject Space shall terminate and expire and the Right of First Offer granted herein shall automatically terminate and be of no further force or effect. If Tenant timely submits an Offer, Landlord shall have a period of ten (10) days to accept or reject the Offer in its sole and absolute discretion. The failure of Landlord to accept the Offer within such ten-day period shall constitute rejection of the Offer. If Landlord accepts the Offer, Landlord and Tenant shall promptly enter into an amendment to the Lease adding the Subject Space to the Premises and otherwise incorporating the terms and conditions of the Offer. If Landlord rejects the Offer, Landlord shall be free to lease the Subject Space to a third party upon such terms and conditions as Landlord shall elect in its sole discretion and the Right of First Offer granted herein shall automatically terminate and be of no further force or effect; provided, however, if Landlord intends to lease the Subject Space on terms less favorable to Landlord than those stated in the Offer, Landlord shall provide written notice to Tenant detailing the terms upon which Landlord intends to lease the Subject Space and Tenant shall have five (5) days after receipt of such notice to notify Landlord in writing that it elects to lease the Subject Space on the terms stated in such notice. If Tenant fails to so notify Landlord within such five (5) day period, Tenant's right to lease the Subject Space shall terminate and expire and the Right of First Offer granted herein shall terminate and be of no further force or effect. Notwithstanding the foregoing, if the Subject Space constitutes less than all of the Offer Space, the Right of First Offer shall continue with respect to the balance of the Offer Space. Any termination of this Lease during the Lease Term and any Transfer by Tenant, whether or not with the approval of Landlord, other than an Affiliate Transfer, shall terminate the Right of First Offer.


                                       -1-